                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               KINDER MORGAN, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               KINDER MORGAN, INC.
--------------------------------------------------------------------------------
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of Filing Fee (Check the appropriate box):
[X] No filing fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

           1)  Title of each class of securities to which transaction applies:

           2)  Aggregate number of securities to which transaction applies:

           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.

           4)  Proposed maximum aggregate value of transaction:

           5)  Total fee paid:

[ ]        Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)  Amount Previously Paid:

           2)  Form, Schedule or Registration Statement No.:

           3)  Filing Party:

           4)  Date Filed:

                           [KINDER MORGAN INC. LOGO]
                           1301 McKinney, Suite 3400
                              Houston, Texas 77010


                                 April 11, 2000


To our stockholders:

        You are cordially invited to attend the annual meeting of our stockholders to be held at the Doubletree Hotel at Allen Center, 400 Dallas Street, Houston, Texas on May 9, 2000, at 10:00 a.m. local time. The meeting has been called by our Board of Directors.

        The accompanying proxy statement describes the matters to be presented for approval at the annual meeting. In summary, the agenda of the meeting will include the election of Class I Directors, the consideration of proposals that relate to our employee benefit plans and the ratification of our auditors.

        Representation of your shares at the meeting is very important. We urge each stockholder, whether or not you plan to attend the meeting, to promptly vote by proxy. If you attend the meeting, you may, if you wish, revoke your proxy and vote in person.

        You may notice that the format of this proxy statement is different from others you have seen. The Securities and Exchange Commission is encouraging companies to write documents for investors in plain English and we support this effort. We hope that this format will help make the attached proxy statement easier to understand.

                                            Sincerely,

                                            /s/ RICHARD D. KINDER

                                            Richard D. Kinder
                                            Chairman and Chief Executive Officer

                           [KINDER MORGAN INC. LOGO]
                           1301 McKinney, Suite 3400
                              Houston, Texas 77010

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 9, 2000

                            ------------------------

To our stockholders:

        We, the Board of Directors of Kinder Morgan, Inc., give notice that the annual meeting of our stockholders will be held at the Doubletree Hotel at Allen Center, 400 Dallas Street, Houston, Texas, on Tuesday, May 9, 2000, beginning at 10:00 a.m. local time. At the meeting, the holders of our common stock will act on the following matters:

               (1) election of four Class I Directors to hold office for a three-year term in accordance with the terms of our Restated Articles of Incorporation and By-Laws;

               (2) a proposal to amend and restate our 1994 K N Energy, Inc. Long Term Incentive Plan;

               (3) a proposal to amend and restate our K N Energy, Inc. 1999 Stock Option Plan;

               (4) a proposal to amend and restate our 1992 Nonqualified Stock Option Plan for Non-Employee Directors;

               (5) a proposal to ratify and approve our 2000 Annual Incentive Plan;

               (6) a proposal to amend our K N Energy, Inc. Employees Stock Purchase Plan;

               (7) a proposal to ratify and approve the selection of PricewaterhouseCoopers LLP as our auditors for 2000; and

               (8) any and all other business that may properly come before the annual meeting or any adjournment or adjournments thereof.

        We are sending this proxy statement to our stockholders on April 11, 2000. We have set the close of business on March 13, 2000 as the record date for determining stockholders entitled to receive notice of and to vote at the annual meeting. A list of all stockholders entitled to vote is on file at our principal offices at 1301 McKinney, Suite 3400, Houston, Texas 77010, and will be available for inspection by any stockholder during the meeting.

        If you cannot attend the meeting, you may vote over the telephone or the Internet as instructed on the enclosed proxy card or by mailing the proxy card in the enclosed postage-prepaid envelope. Any stockholder attending the meeting may vote in person, even though he or she has already voted by proxy.

IF YOU PLAN TO ATTEND:

        Please note that space limitations make it necessary to limit attendance to stockholders and one guest. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 9:00 a.m. and seating will begin at 9:30 a.m. Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. Stockholders holding stock in brokerage accounts will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

                                            By order of the Board of Directors,

                                            /s/ RICHARD D. KINDER

                                            Richard D. Kinder
                                            Chairman and Chief Executive Officer


April 11, 2000
Houston, Texas

                           [KINDER MORGAN INC. LOGO]
                           1301 McKinney, Suite 3400
                              Houston, Texas 77010

                               TABLE OF CONTENTS

                                                                                           PAGE
                                                                                           ----
ABOUT THE MEETING............................................................................1
        Who sent me this proxy statement?....................................................1
        Why did I receive this proxy statement and proxy card?...............................1
        What does it mean if I receive more than one proxy card?.............................2
        What is the purpose of the annual meeting?...........................................2
        Who is entitled to vote at the annual meeting?.......................................2
        What are the voting rights of stockholders?..........................................2
        Who can attend the annual meeting?...................................................2
        What constitutes a quorum?...........................................................2
        How do I vote?.......................................................................3
        Can I vote by telephone or electronically?...........................................3
        Can I change my vote after I return my proxy card?...................................3
        What are the recommendations of our Board of Directors?..............................3
        What vote is required to approve each item?..........................................4
        Do I have any dissenters' rights?....................................................5
        Where can I find the voting results of the meeting?..................................5
        How can I find more information about Kinder Morgan?.................................5

COMMON STOCK OWNERSHIP.......................................................................6
        Who are the largest owners of our common stock?......................................6
        How much common stock do our directors and executive officers own?...................6
        Have our directors, officers and the ten-percent stockholders complied with
               Section 16(a) of the Exchange Act?............................................8
        Certain Relationships and Related Transactions.......................................8

EXECUTIVE COMPENSATION.......................................................................9
        Summary Compensation Table...........................................................9
        Option Grants in Fiscal 1999........................................................11
        Option Exercises and Values for Fiscal 1999.........................................12
        Executive Compensation Plans For Our Subsidiaries...................................12
        How are our directors compensated?..................................................14
        Report of our Compensation Committee................................................14
        Compensation Committee Interlocks and Insider Participation.........................16
        Employment And Termination Agreements...............................................16
        Comparison of Five-year Cumulative Total Return.....................................18
        Comparison of Cumulative Total Return with Our Current Management ..................19

ITEM 1-ELECTION OF DIRECTORS................................................................20

ITEM 2-PROPOSAL TO AMEND AND RESTATE OUR K N ENERGY, INC. 1994 LONG-TERM INCENTIVE PLAN.....24

ITEM 3-PROPOSAL TO AMEND AND RESTATE OUR K N ENERGY, INC. 1999 STOCK OPTION PLAN............33

ITEM 4-PROPOSAL TO AMEND AND RESTATE OUR 1992 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS..40

ITEM 5-PROPOSAL TO RATIFY AND APPROVE OUR 2000 ANNUAL INCENTIVE PLAN........................43

ITEM 6-PROPOSAL TO AMEND OUR K N ENERGY, INC. EMPLOYEES STOCK PURCHASE PLAN.................48

ITEM 7-PROPOSAL TO RATIFY AND APPROVE THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS OUR
        INDEPENDENT AUDITORS................................................................51

OTHER MATTERS...............................................................................51

ADDITIONAL INFORMATION......................................................................51

                           [KINDER MORGAN INC. LOGO]
                           1301 McKinney, Suite 3400
                              Houston, Texas 77010

                             ----------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                   MAY 9, 2000

                              ---------------------

        This proxy statement contains information related to the annual meeting of our stockholders to be held on Tuesday, May 9, 2000, beginning at 10:00 a.m. local time, at the Doubletree Hotel at Allen Center, 400 Dallas Street, Houston, Texas, and at any postponements or adjournments thereof.

                                ABOUT THE MEETING

WHO SENT ME THIS PROXY STATEMENT?

        Our Board of Directors sent you this proxy statement and proxy card. We will pay for the solicitation. In addition to this solicitation by mail, proxies may be solicited by our directors, officers and other employees by telephone, Internet, telegraph, telefax or telex, in person or otherwise. These people will not receive any additional compensation for assisting in the solicitation. We may also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of our shares. We will reimburse those people and our transfer agent for their reasonable out-of-pocket expenses in forwarding such material. We have also retained Corporate Investor Communications, Inc. to perform the broker nominee search and to distribute proxy materials to banks, brokers, nominees and intermediaries. We will pay to third parties approximately $8,000, plus out-of-pocket expenses, for all of these services.

WHY DID I RECEIVE THIS PROXY STATEMENT AND PROXY CARD?

        You received this proxy statement and proxy card from us because you owned our common stock as of March 13, 2000. We refer to this date as the record date. This proxy statement contains important information for you to consider when deciding whether to vote for the election of directors, the proposals of our Board of Directors relating to our employee benefit plans and ratifying the selection of our independent auditors. Please read this proxy statement carefully.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

        It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all your shares are voted.

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

        At the annual meeting, our stockholders will act upon the matters outlined in the notice of annual meeting on the cover page of this proxy statement, including the election of directors, the consideration of five proposals of our Board of Directors related to employee benefit plans and the ratification of the selection of our independent auditors. In addition, our management will report on our performance during fiscal 1999 and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

        All stockholders who owned our common stock at the close of business on the record date, March 13, 2000, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting.

WHAT ARE THE VOTING RIGHTS OF STOCKHOLDERS?

        Each outstanding share of our common stock will be entitled to one vote on all matters to be considered.

WHO CAN ATTEND THE ANNUAL MEETING?

        All stockholders as of the record date, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 9:00 a.m. and seating will begin at 9:30 a.m. Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

        Please note that if you hold your shares in street name (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

WHAT CONSTITUTES A QUORUM?

        The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding on the record date will constitute a quorum. The presence of a quorum will permit us to conduct the proposed business at the annual meeting. As of the record date, approximately 113,035,179 shares of our common stock were issued and outstanding.

Your common stock will be counted as present at the meeting if you:

       o       are present at the meeting; or

       o have properly submitted a proxy card or voted over the telephone or the Internet.

Proxies received but marked as abstentions and broker non-votes will be included in the number of shares considered to be present at the meeting.

HOW DO I VOTE?

        If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. Street name stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares. Even if you plan to attend the annual meeting, your plans may change, so it is a good idea to complete, sign and return your proxy card or vote by Internet or telephone in advance of the meeting.

CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

        If you are a registered stockholder (that is, if you hold your stock in certificate form), you may vote by telephone or through the Internet by following the instructions included with your proxy card.

        If your shares are held in street name, please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically.

        The deadline for voting by telephone or electronically is 11:59 p.m. (Eastern Daylight Savings Time) on May 8, 2000.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

        Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the annual meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE RECOMMENDATIONS OF OUR BOARD OF DIRECTORS?

        Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. Our Board of Directors' recommendation is set forth together with the description of each item in this proxy statement. In summary, our Board of Directors recommends a vote:

       o       for the election of the nominated slate of directors (see page
               20);

       o for the proposal to amend and restate our 1994 K N Energy, Inc. Long-Term Incentive Plan (see page 24);

       o for the proposal to amend and restate our K N Energy, Inc. 1999 Stock Option Plan (see page 33);

       o for the proposal to amend and restate our 1992 Stock Option Plan for Non-Employee Directors (see page 40);

       o for the proposal to ratify and approve our 2000 Annual Incentive Plan (see page 43);

       o for the proposal to amend our K N Energy, Inc. Employees Stock Purchase Plan (see page 48); and

       o for the proposal to ratify and approve the selection of PricewaterhouseCoopers LLP as our auditors for 2000 (see page
               51).

        With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

        Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Accordingly, a "WITHHOLD AUTHORITY" vote will have the effect of a negative vote.

        Other Items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

        If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

DO I HAVE ANY DISSENTERS' RIGHTS?

        No. Under the laws of the State of Kansas, dissenters' rights are not available to our stockholders with respect to matters to be voted on at the annual meeting.

WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

        The preliminary voting results will be announced at the meeting. The final results will be published in our quarterly report on Form 10-Q for the second quarter of fiscal 2000.

HOW CAN I FIND MORE INFORMATION ABOUT KINDER MORGAN?

        We file annual, quarterly and special reports and other information with the Securities and Exchange Commission. You may read and copy any of these documents at the Commission's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. (Please call the Commission at 1-800-SEC-0330 for further information on the public reference room.) You may also read and copy any of these documents at either of the following Regional Offices of the
Commission: New York Regional Office, Seven World Trade Center, Suite 1300, New York, New York 10048 and Chicago Regional Office, Northwest Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of the material may be obtained by mail at prescribed rates from the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. We are listed on the New York Stock Exchange. Reports and other information concerning us may be inspected at the offices of the New York Stock Exchange, 20 Broad Street, Washington, D.C. 10005. Our filings also are available to the public at the Commission's web site at http://www.sec.gov. You may also request a copy of our filings by contacting our Secretary, c/o Kinder Morgan, Inc., 1301 McKinney, Suite 3400, Houston, Texas 77010.

                             COMMON STOCK OWNERSHIP

WHO ARE THE LARGEST OWNERS OF OUR COMMON STOCK?

        Except as set forth below, we know of no single person or group that was the beneficial owner of more than 5% of our common stock during 1999. Information set forth in the table with respect to beneficial ownership of our common stock has been obtained from filings with the Securities and Exchange Commission made by the named beneficial owners. Beneficial ownership for the purposes of the foregoing table is defined by Rule 13d-3 under the Exchange Act. Under that rule, a person is generally considered to be the beneficial owner of a security if he or she has or shares the power to vote or direct the voting thereof or to dispose or direct the disposition thereof or has the right to acquire either of those powers within sixty days.


            BENEFICIAL OWNER                SHARES BENEFICIALLY    PERCENTAGE
                                                   OWNED            OF CLASS
--------------------------------------------------------------------------------
Richard D. Kinder                                  23,989,992(1)          21.2%

Morgan Associates, Inc.                             7,035,408(2)           6.2%

First Union Corporation                             6,299,747(3)           5.6%

FMR Corp.                                           7,090,520(4)           6.3%

-------------------

(1) The aggregate number of shares beneficially owned by Mr. Kinder does not include: (a) 485,583 shares held by a Kinder family charitable foundation, a charitable not-for-profit corporation, or (b) 2,500 shares held by Nancy G. Kinder, Mr. Kinder's wife. Mr. Kinder disclaims any and all beneficial or pecuniary interest in these shares.

(2) Mr. William V. Morgan may be deemed to own the 7,035,408 shares and thereby shares in the voting and disposition power with Morgan Associates, Inc.

(3) As reported on First Union's Schedule 13G filed February 14, 2000. First Union Corporation reports that it has sole voting power over 6,298,822 shares, sole disposition power over 6,293,830 shares and shared disposition power over 917 shares. The shares exclude shares owned by Ted A. Gardner, an officer of affiliates of First Union Corporation.

(4) As reported on FMR Corp.'s Schedule 13G filed August 10, 1999. FMR Corp. reports that it has sole voting power over 436,720 shares and sole disposition power over 7,090,520 shares.

        The address for Mr. Kinder and Morgan Associates, Inc. is 1301 McKinney, Suite 3400, Houston, Texas 77010. The address for First Union Affordable Housing Community Development Corporation and First Union Corporation is One First Union Center, 5th Floor, 301 College Street, Charlotte, North Carolina 28288-0732. The address for FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109.

HOW MUCH COMMON STOCK DO OUR DIRECTORS AND EXECUTIVE OFFICERS OWN?

        The following table shows the amount of our common stock beneficially owned (unless otherwise indicated) by our directors, our executive officers named in the Summary Compensation Table, and our directors and executive officers as a group. Except as otherwise indicated, all information is as of March 1, 2000. None of our officers or directors is a party adverse to us or our subsidiaries nor do they have material interest adverse to us or our subsidiaries.

                                 AGGREGATE NUMBER
                                     OF SHARES           ACQUIRABLE WITHIN   PERCENT OF SHARES
          NAME                  BENEFICIALLY OWNED            60 DAYS           OUTSTANDING
                                ------------------      -----------------       -----------
Richard D. Kinder                        23,989,992 (1)                --        21.2%

William V. Morgan                         7,035,408 (2)                --         6.2%

Edward H. Austin                            240,026                12,500           *

William J. Hybl                              12,068                37,443           *

Charles W. Battey                            64,455                30,500           *

H. A. True, III                              21,900                21,500           *

Stewart A. Bliss                              4,675                35,000           *

Edward Randall, III                         109,500                12,500           *

Fayez Sarofim                             1,669,968 (3)            12,500         1.5%

Ted A. Gardner                              231,159                12,500           *

Michael C. Morgan                                --                    --          --

David G. Dehaemers, Jr.                          --                    --          --

William V. Allison                               --                    --          --

Joseph Listengart                                --                    --          --

Larry Hall                                  204,701 (4)           523,375 (5)       *
(former CEO/Chairman)

All current directors and                33,574,808               697,818         30.3%
executive officers as a
group (17 persons)

--------------------
*   Less than 1%

(1) The aggregate number of shares beneficially owned by Mr. Kinder does not include: (a) 485,583 shares held by a Kinder family charitable foundation, a charitable not-for-profit corporation, or (b) 2,500 shares held by Nancy G. Kinder, Mr. Kinder's wife. Mr. Kinder disclaims any and all beneficial or pecuniary interest in these shares.

(2) Mr. William V. Morgan may be deemed to own the 7,035,408 shares and thereby shares in the voting and disposition power with Morgan Associates, Inc.

(3) As reported to us on March 7, 2000, Mr. Sarofim may be deemed to be the beneficial owner of 1,669,968 shares of our common stock. Of these shares, Mr. Sarofim has sole voting and dispositive powers with respect to 1,012,500 shares which are owned of record and beneficially by him, and may be deemed to have shared voting and dispositive power as to 657,468 shares of our common stock. Of the securities which are not subject to sole voting and dispositive powers, 428,916 shares are held in investment advisory accounts managed by Fayez Sarofim & Co. for numerous clients, 160,251 shares are held by Sarofim International Management Company for its own account, 26,800 shares are held in investment advisory accounts managed by Sarofim International Management Company, and 4,400 shares are held in investment advisory accounts managed by Sarofim Trust Co. Fayez Sarofim & Co. is an Investment Adviser registered under the Investment Advisers Act of 1940, of which Mr. Sarofim is Chairman of the Board, President, and, through a holding company, majority shareholder. Sarofim International Management Company is a wholly-owned subsidiary of Fayez Sarofim & Co., and Sarofim Trust Co. is a wholly-owned subsidiary of Sarofim International Management Company. Additionally, 37,101 shares are held in trusts of which Mr. Sarofim is trustee, as to which he shares voting and dispositive powers but has no beneficial interest.

(4) Excludes 208 shares owned by Mr. Hall's wife, as to which Mr. Hall disclaims beneficial ownership and over which he has neither investment nor voting power.

(5) The number of shares is as of July 16, 1999 as reported in the joint proxy statement dated August 23, 1999 by K N Energy, Inc. and Kinder Morgan (Delaware), Inc. regarding the merger between Kinder Morgan (Delaware), Inc. and us.

       Unless otherwise indicated the directors and named executive officers have sole voting and dispositive power over the shares listed above, other than shared rights created under joint tenancy or marital property laws as between the directors or named executive officers and their respective spouses.

        For executive officers, except as noted otherwise, the numbers include interests in shares held in the various employee benefit plans. The column entitled "Acquirable within 60 Days" reflects the number of shares that could be purchased by the exercise of options available on March 13, 2000 or within 60 days thereafter under our stock option plans. The percentage listed in column entitled "Percent of Shares Outstanding" is calculated based on 113,035,179 shares of our common stock outstanding on March 13, 2000.

HAVE OUR DIRECTORS, OFFICERS AND THE TEN-PERCENT STOCKHOLDERS COMPLIED WITH
SECTION 16(a) OF THE EXCHANGE ACT?

Based upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, we believe that all of our directors and executive officers complied during fiscal 1999 with the reporting requirements of Section 16(a) of the Exchange Act, except for our former Executive Vice President, H. Rickey Wells, who did not file a timely Form 5 disclosing a disposition of common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        On October 7, 1999, each of Mr. Kinder and Morgan Associates, Inc. entered into a governance agreement with us. Each governance agreement restricts the acquisition of our common stock, joining a group or the execution of a voting agreement if after the acquisition, joinder or agreement that party or the group would own or control the voting of more than 34.9% of our outstanding common stock in the case of Mr. Kinder or more than 15% of our outstanding common stock in the case of Morgan Associates, Inc.

        Neither governance agreement restricts Mr. Kinder or Morgan Associates, Inc. from proposing, supporting or participating in a transaction that offers each of our stockholders the opportunity to dispose of all of their common stock if a majority of our independent directors approve the transaction or we receive a fairness opinion that the transaction is fair to our stockholders from a financial point of view. Mr. Kinder and Morgan Associates, Inc. both agreed not to support or vote in favor of a transaction such as a merger or tender offer unless the same offer is made to all of our stockholders.

        Each of Mr. Kinder and Morgan Associates, Inc. generally agreed not to sell our common stock owned by them except in compliance with Rule 144 under the Securities Act or in a public offering. Additionally, Mr. Kinder may sell up to 3.5% of his common stock and Morgan Associates, Inc. may sell up to 1.4% of its common stock in a private placement as long as the other restrictions described above do not apply. If a majority of our independent directors otherwise agree and our stockholders have the ability to join in a sale, Mr. Kinder and Morgan Associates, Inc. may sell their common stock.

        Both governance agreements terminate April 7, 2001, 18 months after the date of our acquisition by merger of Kinder Morgan (Delaware), Inc. Mr. Kinder's governance agreement also terminates when he beneficially owns less than 10% of our common stock. Morgan Associates, Inc.'s governance agreement also terminates when it beneficially owns less than 5% of our common stock.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

        The following table sets forth information concerning total compensation earned or paid to our Chief Executive Officer and our four most highly compensated executive officers who were serving in such capacities as of December 31, 1999, for each of the last three fiscal years. In addition, the table includes the total compensation earned or paid to persons who formerly served as our chief executive officer during the past fiscal year.

        Please note that since the completion of the merger with Kinder Morgan (Delaware), Inc. on October 7, 1999, the date Mr. Kinder became the Chief Executive Officer and Chairman of the Board, Mr. Kinder has received a salary of $1. Since October 7, 1999, Mr. Kinder has received no additional compensation from any of our affiliates. The $150,003 of salary reflected in the table represents salary Mr. Kinder received from our indirectly wholly-owned subsidiary, Kinder Morgan G.P., Inc. for his services as Chief Executive Officer and Chairman of the Board of Kinder Morgan G.P., Inc. between January 1, 1999 and October 7, 1999.

        The amounts listed in the table under the columns entitled "Salary" and "Bonus" for Messrs. Kinder, Allison, Morgan, Dehaemers, and Listengart are required to include compensation that they received for services rendered to us and our subsidiaries. We must therefore include compensation that our executive officers received for the services that they rendered during fiscal 1999 to our indirectly wholly-owned subsidiary, Kinder Morgan G.P., Inc.

                           SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------------------------
                                                             LONG-TERM
                                                           COMPENSATION
                             ---------------------------------------------------------------------
                               ANNUAL
                             COMPENSATION *             AWARDS          PAYOUTS
---------------------------------------------------------------------------------
                                                                                       ALL OTHER
                                                    RESTRICTED SECURITIES            COMPENSATION***
     NAME AND                                          STOCK    UNDERLYING  LTIP          ($)
     PRINCIPAL           FISCAL  SALARY     BONUS    AWARD(S)   OPTIONS-   PAYOUTS
     POSITIONS           YEAR      ($)       ($)       ($)        SARS       ($)
                                                                 (#)(**)
---------------------------------------------------------------------------------------------------
Richard D. Kinder        1999    $150,003(1)     --         --        --          --       $7,554(3)
Chief Executive          1998          --        --         --        --          --           --
Officer                  1997          --        --         --        --          --           --
and Chairman of the
Board
---------------------------------------------------------------------------------------------------
William V. Allison       1999    $192,497  $200,000         --   250,000          --       $9,335(3)
President, Natural       1998          --        --         --        --          --           --
Gas Pipeline             1997          --        --         --        --          --           --
Operations
---------------------------------------------------------------------------------------------------
Michael C. Morgan        1999    $161,249  $250,000         --   250,000  $3,753,868(2)    $7,408(3)
Vice President-Strategy  1998          --        --         --        --          --           --
and Investor Relations   1997          --        --         --        --          --           --
---------------------------------------------------------------------------------------------------
David G. Dehaemers, Jr.  1999    $161,249  $250,000         --   250,000  $3,753,868(2)    $7,408(3)
Vice President-Corporate 1998          --        --         --        --          --           --
Development              1997          --        --         --        --          --           --
---------------------------------------------------------------------------------------------------
Joseph Listengart        1999    $124,336  $140,436         --   175,000          --       $7,408(3)
Vice-President,          1998          --        --         --        --          --           --
Secretary                1997          --        --         --        --          --           --
and General Counsel
---------------------------------------------------------------------------------------------------
Larry D. Hall            1999    $636,923        --         --        --          --     $151,930(4)
Former Chief             1998     623,247        --   $416,000   135,001(5)       --        9,983(1)
Executive Officer        1997     499,999  $450,000  2,662,656   120,000(5)       --       11,220(1)
and Chairman of the
Board
---------------------------------------------------------------------------------------------------
Stewart A. Bliss         1999    $241,200  $301,500         --    17,000          --           --
Former Interim           1998          --        --                4,500(2)       --           --
Chief Executive          1997          --        --                4,500(2)       --           --
Officer and
Chairman of the Board
---------------------------------------------------------------------------------------------------

--------------------

* The salaries and bonuses for Messrs. Kinder, Allison, Morgan, Dehaemers and Listengart are paid by our indirectly wholly-owned subsidiary Kinder Morgan G.P., Inc.

** The amounts listed in this column have been adjusted to reflect the 3-for-2 stock split effective December 31, 1998.

*** We provide our current executive officers with certain group life, health, medical and other non-cash benefits generally available to all salaried employees and which have not been included in the amounts listed in this column.

(1) Since October 7, 1999, the date Mr. Kinder became the Chief Executive Officer and Chairman of the Board, Mr. Kinder has received a salary of $1. Since October 7, 1999, Mr. Kinder has received no additional compensation from any of our affiliates. The $150,003 of salary reflected in the table represents salary Mr. Kinder received from our indirectly wholly-owned subsidiary, Kinder Morgan G.P., Inc., for his services as Chief Executive Officer and Chairman of the Board of Kinder Morgan G.P., Inc. between January 1, 1999 and October 7, 1999.

(2) These amounts were paid to Messrs. Morgan and Dehaemers pursuant to Kinder Morgan Energy Partner's Executive Compensation Plan described on page 13.

(3) Represents Kinder Morgan G.P., Inc.'s contributions to the Retirement Savings Plan (a 401(k) plan), the imputed value of Kinder Morgan G.P., Inc.'s paid group term life insurance exceeding $50,000 and compensation attributable to taxable moving and parking expenses allowed. The amount shown for Mr. Kinder relates to periods prior to October 7, 1999.

(4) This payment was made to Mr. Hall in connection with his resignation as an executive officer.

(5) Mr. Hall was granted these options under our 1994 Incentive Plan, which were granted at an exercise price of 100% of the fair market value of our common stock as of the date of grant, are exercisable within 10 years from the respective dates of grant, and vest over a three, four or five-year period.

OPTION GRANTS IN FISCAL 1999

        The table below sets forth information with respect to stock option grants during fiscal 1999 to each of our named executives.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

-----------------------------------------------------------------------------------------------
                                                                         POTENTIAL REALIZABLE
                                                                           VALUE AT ASSUMED
                                     INDIVIDUAL GRANTS                  ANNUAL RATES OF STOCK
                                                                          PRICE APPRECIATION
                                                                           FOR OPTION TERM
                     --------------------------------------------------------------------------
NAME AND PRINCIPAL    NUMBER OF     % OF TOTAL
     POSITIONS        SECURITIES   OPTIONS/SARS
                      UNDERLYING    GRANTED TO
                     OPTIONS/SARS   EMPLOYEES    EXERCISE
                     GRANTED (#)    IN FISCAL    OR BASE    EXPIRATION     5%          10%
                                       YEAR      PRICE         DATE
                                                  ($/SH)
-----------------------------------------------------------------------------------------------
Richard D. Kinder           --          --             --          --           --         --
Chief Executive
Officer and
Chairman of the
Board
-----------------------------------------------------------------------------------------------
William V. Allison     250,000         5.4%      $23.8125    10/8/2009  $3,743,900  $9,487,750
President, Natural
Gas Pipeline
Operations
-----------------------------------------------------------------------------------------------
Michael C. Morgan,     250,000         5.4%      $23.8125    10/8/2009  $3,743,900  $9,487,750
Vice
President-Strategy
and Investor
Relations
-----------------------------------------------------------------------------------------------
David G.               250,000         5.4%      $23.8125    10/8/2009  $3,743,900  $9,487,750
Dehaemers, Jr.
Vice
President-Corporate
Development
-----------------------------------------------------------------------------------------------
Joseph Listengart      175,000         3.8%      $23.8125    10/8/2009  $2,620,730  $6,641,425
Vice President,
Secretary and
General Counsel
-----------------------------------------------------------------------------------------------
Larry D. Hall               --          --             --           --          --          --
Former Chief
Executive Officer
and Chairman of
the Board
-----------------------------------------------------------------------------------------------
Stewart A. Bliss        17,000         0.4%      $23.7188(1)  1/4/2009  $   67,125  $  170,188
Former Interim
Chief Executive                                  $23.8125(2) 10/8/2009  $  187,195  $  474,388
Officer and
Chairman of the
Board
-----------------------------------------------------------------------------------------------

--------------------
(1) Exercise price for an option to purchase 4,500 shares granted as of January 4, 1999.

(2) Exercise price for an option to purchase 12,500 shares granted October 8, 1999.

OPTION EXERCISES AND VALUES FOR FISCAL 1999

        The table below sets forth information with respect to stock option exercises during fiscal 1999 by each of our named executive officers and the status of their options at December 31, 1999.


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

--------------------------------------------------------------------------------------------------------
                                                  NUMBER OF SECURITIES     VALUE OF UNEXERCISED IN-THE-
                                                 UNDERLYING UNEXERCISED    MONEY OPTIONS/SARS AT FY-
                                                 OPTIONS/SARS AT FY-END(#)           END ($)
       NAME             SHARES
   AND PRINCIPAL      ACQUIRED ON   VALUE
     POSITION         EXERCISE(#)   REALIZED($) EXERCISABLE/UNEXERCISABLE  EXERCISABLE/UNEXERCISABLE
--------------------------------------------------------------------------------------------------------
Richard D. Kinder         --           --               -- / --                 -- / --
Chief Executive
Officer and
Chairman of the
Board
--------------------------------------------------------------------------------------------------------
William V. Allison        --           --           -- / 250,000                --- / ---
President, Natural
Gas Pipeline
Operations
--------------------------------------------------------------------------------------------------------
Michael C. Morgan         --           --           -- / 250,000                -- / --
Vice
President-Strategy
and Investor
Relations
--------------------------------------------------------------------------------------------------------
David G.                  --           --           -- / 250,000                -- / --
Dehaemers, Jr.
Vice
President-Corporate
Development
--------------------------------------------------------------------------------------------------------
Joseph Listengart         --           --           -- / 175,000                -- / --
Vice President,
Secretary and
General Counsel
--------------------------------------------------------------------------------------------------------
Larry D. Hall           129,375      $628,375           -- / --                 -- / --
Former Chief
Executive Officer
and Chairman of
the Board
--------------------------------------------------------------------------------------------------------
Stewart A. Bliss          --           --          22,500 / 12,500            $8,391 / --
Former Interim
Chief Executive
Officer and
Chairman of the
Board
--------------------------------------------------------------------------------------------------------

EXECUTIVE COMPENSATION PLANS FOR OUR SUBSIDIARIES

        As we are required to report compensation that our named executive officers receive from our subsidiaries, most notably Kinder Morgan G.P., Inc., we are including the following descriptions of Kinder Morgan G.P., Inc. compensation plans, through which certain of our named executive officers receive compensation which is included in the Summary Compensation Table on page
10. As of October 7, 1999, neither of Messrs. Kinder or William V. Morgan receive any compensation from Kinder Morgan G.P., Inc. or any of our other subsidiaries.

        Retirement Savings Plan

        Effective July 1, 1997, Kinder Morgan G.P., Inc. established the Kinder Morgan Retirement Savings Plan, a defined contribution 401(k) plan, that permits all full-time employees of Kinder

Morgan G.P., Inc. to contribute 1% to 15% of base compensation, on a pre-tax or after-tax basis, into participant accounts. In addition to a mandatory contribution equal to 4% of base compensation per year for each plan participant, Kinder Morgan G.P., Inc. may make discretionary contributions in years when specific performance objectives are met. Any discretionary contributions are made during the first quarter following the performance year. In March 2000, an additional 2% discretionary contribution was made to individual accounts based on 1999 financial targets to unitholders. All contributions, together with earnings thereon, are immediately vested and not subject to forfeiture. Participants may direct the investment of their contributions into a variety of investments.

        Executive Compensation Plan

        Executive officers of Kinder Morgan G.P., Inc. are eligible for awards equal to a percentage of the "Incentive Compensation Value," which is defined as cash distributions to Kinder Morgan G.P., Inc. during the four calendar quarters preceding the date of redemption times eight (less a participant adjustment factor, if any). Under the Executive Compensation Plan, no eligible employee may receive a grant in excess of 2%, and total awards under the Plan may not exceed 10%. In general, participants may redeem vested awards in whole or in part from time to time by written notice. Kinder Morgan Energy Partners may, at its option, pay the participant in units (provided, however, the unitholders approve the plan prior to issuing such units) or in cash. Kinder Morgan Energy Partners may not issue more than 200,000 units in the aggregate under the Executive Compensation Plan. Units will not be issued to a participant unless the units have been listed for trading on the principal securities exchange on which the units are then listed. The Executive Compensation Plan terminates January 1, 2007 and any unredeemed awards will be automatically redeemed. The board of directors of Kinder Morgan G.P., Inc. may, however, terminate the Executive Compensation Plan before such date, and upon that early termination, Kinder Morgan Energy Partners will redeem all unpaid grants of compensation at an amount equal to the highest incentive compensation value, using as the determination date any day within the previous twelve months, multiplied by 1.5. The Executive Compensation Plan was established in July 1997 and on July 1, 1997, the board of directors of Kinder Morgan G.P., Inc. granted awards totaling 2% of the incentive compensation value to each of David Dehaemers and Michael Morgan. Originally, 50% of such awards were to vest on each of January 1, 2000 and January 1, 2002. No awards were granted during 1998 and 1999.

        On January 4, 1999, the awards granted to Messrs. Dehaemers and Morgan were amended to provide for the immediate vesting and pay-out of 50% of their awards, or 1% of the incentive compensation value. The Board of Directors of Kinder Morgan G.P., Inc. believes that accelerating the vesting and pay-out of the awards was in the best interest of Kinder Morgan Energy Partners because it capped the total payment the participants were entitled to receive with respect to 50% of their awards.

        Unit Option Plan

        Key personnel of Kinder Morgan G.P., Inc. and affiliates of Kinder Morgan Energy Partners are eligible to receive grants of options to acquire units of Kinder Morgan Energy Partners. The total number of units available under the plan is 250,000. None of the options granted under the Unit Option Plan may be "Incentive Stock Options" under Section 422 of the Internal Revenue Code. If an option expires without being exercised, the number of units covered by such option will be available for a future award. The exercise price for an option may not be less than the fair market value of a unit on the date of grant.

        Either the board of directors of Kinder Morgan G.P., Inc. or a committee of the board of directors will administer the Unit Option Plan. The Unit Option Plan terminates on March 5, 2008.

        No individual employee may be granted options for more than 10,000 units in any year. The Board of Directors of Kinder Morgan G.P., Inc. or the committee will determine the duration and vesting of the options to employees at the time of grant. As of December 31, 1999, options for 211,200 units were granted to 100 employees of Kinder Morgan G.P., Inc. Forty percent of the options will vest on the first anniversary of the date of grant and twenty percent on each subsequent anniversary. The options expire seven years from the date of grant. No options to purchase units were granted in 1999 under the plan to any of the named executive officers.

HOW ARE OUR DIRECTORS COMPENSATED?

        Directors who are not also our employees participate in our 1992 Stock Option Plan for Non-Employee Directors, which has been amended this year. Under our plan, each continuing director who is not one of our salaried employees, at the discretion of our Compensation Committee, may be granted an option to purchase an amount not to exceed 10,000 shares of our common stock. Each newly-elected director who is not one of our salaried employees, at the discretion of our Compensation Committee, may be granted an option to purchase an amount not to exceed 20,000 shares of our common stock. Options may be granted at not less than 100% of the fair market value of our common stock on the date of grant, but must be at least the par value of the shares subject to the option. Options expire 10 years from the date of grant. Options granted pursuant to our 1992 Stock Option Plan are intended as nonqualified stock options.

        Following the merger with Kinder Morgan (Delaware), Inc., our directors elected unanimously to accept options to purchase 12,500 shares of our common stock as compensation for their services in the fourth quarter of 1999 and for the entire fiscal year 2000 in lieu of receiving cash or other compensation. These options were granted at an exercise price of $23.8125.

        On January 4, 1999, prior to the merger with Kinder Morgan (Delaware), Inc., options to purchase 4,500 shares each were granted to Messrs. Austin, Battey, Bliss, Hybl, Kinder, Randall, True, and other former directors at an exercise price of $23.7188 per share, the average sales price of our common stock on that date. Prior to the merger with Kinder Morgan (Delaware), Inc., Mr. Kinder relinquished these options.

        All directors are reimbursed for reasonable travel and other expenses incurred in attending all meetings.

REPORT OF OUR COMPENSATION COMMITTEE

        The Board of Directors has a standing Compensation Committee composed of four non-management directors. Our Compensation Committee is charged with the management and oversight of employee benefit plans approved by our Board of Directors, employment agreements approved by our Board of Directors and the compensation of all of our directors, officers and employees.

        The Report of our Compensation Committee and the performance graphs included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this Report or the performance graphs by reference therein.

         Our Compensation Committee of the Board of Directors has furnished the following report on our executive compensation for fiscal 1999:

        What is our philosophy of executive officer compensation?

        Annual executive compensation is principally comprised of base salary, annual incentive cash and stock awards. It is our philosophy to pay our executive officers a fair base salary which is generally below market. The majority of an executive officer's compensation is allocated to the "at-risk" portions of the annual incentives and long-term compensation. It is our philosophy that compensation of our executive officers and other key employees should be directly and materially tied to corporate financial performance and aligned with stockholders. To achieve this objective, executive compensation is weighted toward cash incentives and long-term compensation payable on the basis of such financial and stock performance. Grants of stock options are the principal component of long-term executive compensation.

        Our executive compensation components are reviewed periodically by outside compensation consultants. The purpose of this review is to ensure that our total compensation package operates effectively, remains both reasonable and competitive with the energy industry, and is generally comparable to the compensation offered by companies of similar size and scope of our company.

        Our 1994 Long-Term Incentive Plan and our 1999 Stock Option Plan give our Compensation Committee the flexibility to recommend that our Board of Directors grant stock options, both non-qualified and incentive, restricted stock awards, stock appreciation rights and other stock-based awards. The plans have permitted us to keep pace with changing developments in compensation and benefit programs, making us competitive with those companies that offer incentives to attract and retain employees. We currently plan to issue only non-qualified stock options to our executive officers, unless specific circumstances dictate otherwise.

        How is our Chief Executive Officer and President compensated?

        At their personal request, Mr. Kinder, our Chief Executive Officer and Chairman, and Mr. Morgan, our President and Vice Chairman, receive $1 of base salary per year. Additionally, Messrs. Kinder and Morgan requested they receive no annual bonus or stock option grants for 1999. They both wish to be rewarded strictly on the basis of stock performance which impacts their holdings.

        How are we addressing Internal Revenue Code limits on deductibility of compensation?

        Section 162(m) of the Internal Revenue Code limits the deductibility of certain compensation for our Chief Executive Officer and our additional four highest paid executive officers to $1,000,000 per year. If certain conditions are met, including the removal of discretion in determining individual rewards, compensation may be excluded from consideration of the $1,000,000 limit. Annual compensation of our individual executive officers has historically been below $1,000,000. The policy of our Compensation Committee to date is to establish and maintain a compensation program which maximizes the creation of long-term stockholder value by recognizing and rewarding performance that increases our value and complies with Section 162(m), a number of the resolutions at this annual meeting allow the Company to comply with such regulations.

                                            Compensation Committee
                                            ----------------------
                                            Ted A. Gardner (Chairman)
                                            William J. Hybl
                                            Edward Randall, III
                                            H. A. True

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        None of the members of our Compensation Committee is or has been one of our officers or employees.

EMPLOYMENT AND TERMINATION AGREEMENTS

        Richard D. Kinder's Employment Agreement

        On October 7, 1999, we entered into an employment agreement with Mr. Kinder pursuant to which he became our Chairman and Chief Executive Officer. His employment agreement is for a term of three years and will be extended on each anniversary of the October 7th merger date for an additional one-year period.

        Mr. Kinder, at his initiative, accepted a salary of $1 per year to demonstrate his belief in the long term viability of the combined company. Mr. Kinder is eligible for personnel policies and employee benefits as apply to other employees.

        We may terminate Mr. Kinder's employment at any time "without cause." If we were to terminate Mr. Kinder without cause, we would be required to provide Mr. Kinder with the following severance benefits:

        o a lump sum cash payment in an amount equal to three times the aggregate of (x) the greater of Mr. Kinder's current base salary or $750,000 and (y) the greater of (1) the amount of any cash incentive bonus to be paid to Mr. Kinder pursuant to any applicable plan based on the maximum of the current year's target or (2) Mr. Kinder's aggregate cash bonus paid with regard to our prior fiscal year;

       o continuation of medical, dental, life insurance and accidental death and dismemberment coverages which we provide to our active employees for up to 36 months; and

        o stock options, restricted stock and other stock awards granted to Mr. Kinder under all of our stock plans, and our subsidiaries' stock plans will vest and become immediately exercisable and all restrictions thereon will be removed. Mr. Kinder has no such stock options, restricted stock or other stock awards.

        If we terminate Mr. Kinder "with cause," Mr. Kinder will receive his salary for the period to the date of his termination, but we will not be obligated to pay any salary or other compensation for any period of time after termination and Mr. Kinder will not be entitled to receive severance pay. For purposes of the employment agreement, "cause" means the occurrence of any of the following events:

       o a grand jury indictment or prosecutorial information charging Mr. Kinder with illegal or fraudulent acts, criminal conduct or willful misconduct whether or not relating to our activities;

       o a grand jury indictment or prosecutorial information charging Mr. Kinder with any criminal acts involving moral turpitude whether or not it has a material adverse effect upon us;

       o grossly negligent failure by Mr. Kinder to perform his duties in a manner which he knows, or has reason to know, to be in our best interests;

       o bad faith refusal by Mr. Kinder to carry out reasonable instructions of our Board of Directors not inconsistent with the provisions of the employment agreement; or

       o material violation by Mr. Kinder of any of the terms of the employment agreement.

        If Mr. Kinder dies during the term of the employment agreement, we will pay Mr. Kinder's estate an amount equal to the greater of his annual salary or $750,000 as severance pay.

        We may terminate Mr. Kinder if he becomes totally and permanently disabled so as to preclude him from performing his duties. If so terminated, Mr. Kinder will be entitled to receive:

       o the amount of any insurance proceeds payable to him under disability insurance policies, if any, then maintained for his benefit; and

       o the greater of his salary or an annual amount of $750,000 through the effective date of termination of employment.

        Mr. Kinder has the right to terminate his employment at any time by providing us at least 30-days prior written notice of termination. Following such termination, Mr. Kinder will receive his salary for the period through the date of termination. Mr. Kinder will also have the right to terminate the employment agreement and to receive severance benefits if he is subject to a "change in duties" (as defined in the employment agreement).

        Mr. Kinder has agreed that, with limited exceptions, while he remains employed by us and for a period of 12 months following the termination of his employment with cause or his voluntary termination of employment, he will not, directly or indirectly, own, manage, operate, join, contract or participate in the ownership, management or control of or be employed by or be connected in any manner with any business which is or may be competitive in any manner with us.

        Larry D. Hall's Termination Agreement

        Mr. Hall's last date of employment with K N Energy, Inc. was September 10, 1999. At that time, it was agreed that he would be paid $25,321.75 per month for fifty-eight months. In addition, it was agreed that he would be paid $25,000 per month for twenty months following that date. Mr. Hall's restricted stock grants were vested, while he forfeited all non-vested stock options after August 29, 1999. Mr. Hall will continue to receive certain benefit coverage through November 8, 2000. A payment of $75,000 shall be made to Mr. Hall for agreed upon expenses. In consideration for these payments, Mr. Hall agreed to not disparage us, to keep our information confidential and to release us from any claims he may have had, if any.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

        The following performance graph compares the performance of our common stock to the Standard & Poor's 500 Stock Index and to the Standard & Poor's Natural Gas Index for our last five fiscal years. The graph assumes that the value of the investment in our common stock and each index was $100 at December 31, 1994, and that all dividends were reinvested. Total net return to our stockholders in 1999 was -13.68%, as compared to an average return of 21.04% for the Standard & Poor's 500 Stock Index and of 19.06% for the Standard & Poor's Natural Gas Index for the same period.

                        FIVE-YEAR CUMULATIVE TOTAL RETURN
            Based on reinvestment of $100 beginning December 31, 1994

                                    [GRAPH]

-------------------------------------------------------------------------------------
                                  INDEXED RETURNS
-------------------------------------------------------------------------------------
                        BASE                           YEAR END
-------------------------------------------------------------------------------------
                        PERIOD
-------------------------------------------------------------------------------------
COMPANY / INDEX        DEC 94      DEC 95      DEC 96   DEC 97     DEC 98     DEC 99
-------------------------------------------------------------------------------------
KINDER MORGAN INC       100        127.41      176.98    249.46     172.04    148.50
-------------------------------------------------------------------------------------
S&P 500 INDEX           100        137.58      169.17    225.60     290.08    351.12
-------------------------------------------------------------------------------------
NATURAL GAS-500         100        141.44      187.96    221.77     243.35    289.74
-------------------------------------------------------------------------------------

COMPARISON OF CUMULATIVE TOTAL RETURN WITH OUR CURRENT MANAGEMENT

        The following performance graph compares the performance of our common stock to the Standard & Poor's 500 Stock Index and to the Standard & Poor's Natural Gas Index from July 8, 1999 through December 31, 1999. July 8, 1999, was the date that the merger with Kinder Morgan (Delaware), Inc. was announced and it was proposed that our current management would operate our business following the merger. The graph assumes that the value of the investment in our common stock and each index was $100 at July 8, 1999, and that all dividends were reinvested.

               CUMULATIVE TOTAL RETURN WITH OUR CURRENT MANAGEMENT

             Based on reinvestment of $100 beginning July 8, 1999

                                    [GRAPH]




              INDEXED RETURNS
--------------------------------------------
                          BASE    YEAR END
--------------------------------------------
                         PERIOD
--------------------------------------------
COMPANY / INDEX         7/8/99     DEC 99
--------------------------------------------
KINDER MORGAN INC       100        167.53
--------------------------------------------
S&P 500 INDEX           100        106.03
--------------------------------------------
NATURAL GAS-500         100         93.12
--------------------------------------------




                                      -21

                          ITEM 1-ELECTION OF DIRECTORS

                         DIRECTORS STANDING FOR ELECTION

        Our Board of Directors is currently divided into three classes, having three-year terms that expire in successive years. The current term of the directors in Class I expires at the annual meeting. Our Board of Directors proposes that the nominees listed below, all of whom are currently serving as Class I directors, be re-elected for a new term of three years and until their successors are duly elected and qualified.

        Each of the nominees has consented to serve a three-year term. If any of them becomes unavailable to serve as a director, our Board of Directors may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by our Board of Directors.

        CLASS I DIRECTORS.  The directors standing for election are:

                                     CLASS I

RICHARD D. KINDER                                    Director since October 1999
Age 55                                               also from 1998 to June 1999

Mr. Kinder was appointed to our Board of Directors upon completion of our acquisition by merger of Kinder Morgan (Delaware), Inc. on October 7, 1999, as one of his own designees, in accordance with a governance agreement entered into between Mr. Kinder and us. Mr. Kinder has been our Chairman of the Board of Directors and Chief Executive Officer since October 7, 1999. In addition, Mr. Kinder has been the Chairman of the Board of Directors and Chief Executive Officer of our indirectly, wholly-owned subsidiary, Kinder Morgan G.P., Inc., since 1997. Mr. Kinder was President and Chief Operating Officer of Enron Corp. from 1990 to 1996. Mr. Kinder was employed by Enron Corp. and its affiliates and predecessors for over 16 years. Mr. Kinder is also a director of TransOcean Offshore Inc. and Baker Hughes Incorporated.

EDWARD H. AUSTIN, JR.                                        Director since 1994
Age 58

Mr. Austin has served as a partner and an Executive Vice President of Austin, Calvert & Flavin, Inc., an investment advisory firm based in San Antonio, Texas for the past 5 years. Mr. Austin is a director of Advanced Extraction Technologies, Inc. and Texas Cavalcade, Inc.

WILLIAM J. HYBL                                              Director since 1988
Age 57

Mr. Hybl has been the Chairman and Chief Executive Officer and Trustee of El Pomar Foundation, a charitable foundation based in Colorado Springs, Colorado for the past five years. Over the past 5 years, Mr. Hybl has also been Vice Chairman and Director of Broadmoor Hotel, Inc., which is based in Colorado Springs, Colorado, a director of USAA, an insurance company based in San

Antonio, Texas, FirstBank Holding Co. of Colorado, and Garden City Company.

TED A. GARDNER                                               Director since 1999
Age 42

Mr. Gardner was appointed to our Board of Directors upon completion of our acquisition by merger of Kinder Morgan (Delaware), Inc. entered into between Mr. Kinder and us on October 7, 1999, as a designee of Mr. Kinder in accordance with the governance agreement entered into between Mr. Kinder and us. Mr. Gardner has been a Managing Partner of First Union Capital Partners and a Senior Vice President of First Union Corporation since 1990. Mr. Gardner is a director of Beacon Industrial Group, Xcelerate Inc. (formerly Insight Technology Partners), U.S. Salt Holdings, COMSYS Holdings, Naviant, Inc., Vanteon, Inc. and Belenos, Inc. Wheat First Union and First Union Securities, Inc., both affiliates of First Union Corporation and First Union Capital Partners, have provided our affiliates investment banking services.

                         DIRECTORS CONTINUING IN OFFICE

        CLASS II AND CLASS III DIRECTORS. The following Class II and Class III directors were elected at our 1998 annual meeting, our 1999 annual meeting or our special meeting of September 28, 1999, for terms ending in 2001 and 2002, respectively:

                                    CLASS II

CHARLES W. BATTEY                                            Director since 1971
Age 68

Mr. Battey was elected to his current term as a Class II director at the 1999 annual meeting. Mr. Battey has been an independent consultant and an active community volunteer based in Kansas City for the past 5 years. Mr. Battey is also a Director of SIT/KIM International Investment Associates, Inc. Mr. Battey was Chairman of our Board from 1989 to 1996, and our Chief Executive Officer from 1989 to 1994.

H. A. TRUE, III                                              Director since 1991
Age 57

Mr. True was elected to his current term as a Class II director at the 1998 annual meeting. Mr. True has been an owner and director of the True Companies, which are involved in energy, agriculture and financing, and based in Casper, Wyoming for the past 5 years. Mr. True is director of Hilltop National Bank.

FAYEZ SAROFIM                                                Director since 1999
Age 71

Mr. Sarofim was appointed to our Board of Directors upon completion of our acquisition by merger of Kinder Morgan (Delaware), Inc. on October 7, 1999, as a designee of Mr. Kinder in accordance with the governance agreement between Mr. Kinder and us. Mr. Sarofim has been President and Chairman of the Board of Fayez Sarofim & Co., an investment advisory firm, since he founded it in 1958. Mr. Sarofim is also a director of Argonaut Group, Inc. and Unitrin, Inc.

                                    CLASS III

WILLIAM V. MORGAN                                            Director since 1999
Age 56

Mr. Morgan was appointed to our Board of Directors upon completion of our acquisition by merger of Kinder Morgan (Delaware), Inc. on October 7, 1999, as a designee of Morgan Associates, Inc., in accordance with the governance agreement entered into between Morgan Associates, Inc. and us. Mr. Morgan is our Vice Chairman of the Board and our President. Mr. Morgan was President and a Director of Kinder Morgan (Delaware), Inc. since October 1996. In February 1997, he was also elected Vice Chairman of Kinder Morgan (Delaware), Inc. In addition, Mr. Morgan was elected as Director of Kinder Morgan G.P., Inc. in June 1994, Vice Chairman of Kinder Morgan G.P., Inc. in February 1997 and President of Kinder Morgan G.P., Inc. in November 1998. Mr. Morgan has held legal and management positions in the energy industry since 1975, including the presidencies of three major interstate natural gas companies which are now part of Enron Corp. (namely, Florida Gas Transmission Company, Transwestern Pipeline Company and Northern Natural Gas Company). Prior to joining Florida Gas in 1975, Mr. Morgan was engaged in the private practice of law. Mr. Morgan is the father of Michael
C. Morgan, our Vice President-Strategy and Investor Relations.

STEWART A. BLISS                                             Director since 1993
Age 66

Mr. Bliss was elected to his current term as a Class III director at the 1999 annual meeting. Mr. Bliss has been a Financial Consultant and Senior Business Advisor in Denver, Colorado for the past 5 years. Mr. Bliss is President of the Board for the Colorado State Board of Agriculture. Mr. Bliss served as our Interim Chairman and Chief Executive Officer from July to October of 1999.

EDWARD RANDALL, III                                          Director since 1994
Age 73

Mr. Randall was elected to his current term as a Class III director at the 1999 annual meeting. Mr. Randall is a private investor. Mr. Randall is also a director of PaineWebber, Inc., EOG Resources, Inc., and EcOutlook.com, Inc.

COMMITTEES

        How often did our Board meet during fiscal 1999?

        Our Board of Directors met 19 times during fiscal 1999. Each director attended more than 75% of the total number of meetings of the Board of Directors and committees on which he served.

        What committees has our Board established?

        Our Board of Directors has a standing Compensation Committee and Audit Committee. As of January, 20, 2000, the Stock Option Committee is no longer a standing committee of our Board of Directors. During 1999, our Board of Directors also established a Special Committee in connection with our acquisition by merger of Kinder Morgan (Delaware), Inc.

        As of December 31, 1999, the following members of the Board of Directors were members of the Audit and/or Compensation Committees as indicated in the table below.

                                               COMPENSATION       AUDIT
                        NAME                     COMMITTEE      COMMITTEE
          -----------------------------------------------------------------
          Edward H. Austin                                          *
          -----------------------------------------------------------------
          Charles W. Battey                                         *
          -----------------------------------------------------------------
          Stewart A. Bliss                                          **
          -----------------------------------------------------------------
          Ted A. Gardner                            **
          -----------------------------------------------------------------
          William J. Hybl                            *
          -----------------------------------------------------------------
          Richard D. Kinder
          -----------------------------------------------------------------
          William V. Morgan
          -----------------------------------------------------------------
          Edward Randall, III                        *
          -----------------------------------------------------------------
          Fayez Sarofim                                             *
          -----------------------------------------------------------------
          H. A. True                                 *
          -----------------------------------------------------------------

         * Member.
         ** Chair.

        Audit Committee.  Our Audit Committee's functions are:

       o recommending to our Board of Directors the retention or discharge of our independent auditors;

       o reviewing and approving the engagement of independent auditors to conduct an audit of us, including the scope, extent and procedures of the audit and the fees to be paid therefor;

       o reviewing, in consultation with the independent auditors, the audit results and the auditors' proposed opinion letter or audit report and any related management letter;

       o       reviewing and approving our audited financial statements;

       o consulting with our independent auditors and management, together or separately, on the adequacy of our internal accounting controls and the review of the results thereof;

       o       reviewing the independence of our independent auditors;

       o supervising investigations into matters within the scope of the Audit Committee's duties; and

       o performing such other functions as may be necessary or appropriate in the efficient discharge of the Audit Committee's duties.

        The Audit Committee met two times during fiscal 1999. Three out of the five members of the Audit Committee are independent as defined and required by in the New York Stock Exchange listing standards. Our Audit Committee has not yet adopted a charter, but plans to do so at the Audit Committee's next meeting in April of 2000.

        Compensation Committee. Our Compensation Committee is charged with the management and oversight of employee benefit plans approved by our Board of Directors, employment agreements approved by our Board of Directors and the compensation of all of our directors, officers and employees. Our Compensation Committee met one time during fiscal 1999.

        Stock Option Committee. Our Stock Option Committee, which was composed of Messrs. Kinder and Morgan, previously administered our 1992 Non-Employee Director Stock Option Plan. As of January 20, 2000, the Stock Option Committee is no longer a standing committee.

RECOMMENDATION

        The nominees for Class I directors will be elected by the favorable vote of a plurality of the votes cast at the annual meeting.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL FOUR NOMINEES FOR CLASS I DIRECTORS.

         ITEM 2-PROPOSAL TO AMEND AND RESTATE OUR K N ENERGY, INC. 1994
                            LONG-TERM INCENTIVE PLAN

DESCRIPTION OF OUR K N ENERGY, INC. 1994 LONG-TERM INCENTIVE PLAN

        The current number of shares subject to the plan is 5,700,000 shares.

        The plan's purposes are to:

       o further our financial success and that of our subsidiaries by increasing the plan participants' proprietary interest in our growth and success; and

       o increase our flexibility to compensate, motivate, attract and retain key employees.

        Our Board of Directors believes that the plan is accomplishing its purpose. However, our Board of Directors believes that it is necessary to expand the group of employees eligible to receive awards under the plan and to make certain technical amendments. Accordingly, at our October 8, 1999 and January 20, 2000 meetings, our Board of Directors decided to submit to stockholders the amendment and restatement of the plan for their approval at our annual meeting.

        The amendments approved by our Board of Directors are:

       o allowing for the grant of awards under the plan to employees of entities owned less than 50% by us;

       o       renaming the plan to reflect our name change; and

       o       adopting certain technical amendments regarding:

               - the manner of determining the fair market value of shares subject to awards;

               -      the treatment of awards upon a change of control of us;
                      and

               - the deductibility of compensation under Section 162(m) of the Internal Revenue Code relating to awards granted to certain executive officers under the plan.

        The following summary of the plan, as amended and restated effective as of January 20, 2000, is qualified by reference to the full text of the amended and restated plan which is attached as Appendix A to this proxy statement.

        General Provisions

        Our Compensation Committee of our Board of Directors administers the plan. Our Compensation Committee consists solely of two or more outside directors in accordance with the Internal Revenue Code and Rule 16b-3 under the Securities Exchange Act. Our Compensation Committee is authorized to:

       o       interpret the plan;

       o       establish rules and regulations for the plan's operation;

       o select which of our employees and the employees of our subsidiaries are to receive awards;

       o determine the form, amount and other terms and conditions of awards;

       o       modify or waive restrictions on awards;

       o       amend awards; and

       o       grant extensions and accelerate awards.

        Our officers and other key employees, in addition to those of our subsidiaries, are eligible to be selected to participate in the plan. Incentive stock options may be granted only to our employees and employees of our subsidiaries in which we own directly or indirectly more than a

50% voting equity interest. Our Compensation Committee has the sole discretion to select participants from among the eligible persons. Directors who are not employees are not eligible to participate in the plan. Approximately 145 current employees have received awards under the plan. It is estimated that the total number of key employees who are eligible to receive awards under the plan at present would not exceed 200.

        The aggregate number of shares of common stock which may be issued under the plan with respect to awards may not exceed 5,700,000. That limit is subject to adjustment for certain transactions affecting the common stock. Lapsed, forfeited or canceled awards will not count against this limit and can be regranted under the plan unless the recipient received dividends or other economic benefits with respect to the awards. However, the cancellation of an option upon exercise of a stock appreciation right granted in tandem with the option will count against the limit. If the exercise price of an option is paid in common stock or if shares are withheld from payment of an award to satisfy tax obligations with respect to the award, those shares will not count against the above limits. Awards with respect to more than 1,000,000 shares of common stock may not be granted to any employee during the term of the plan. The shares issued under the plan may be issued from shares held in treasury or from authorized but unissued shares. The market value of the stock underlying the options and stock appreciation rights as of March 13, 2000 is $582,160.

        Types of Awards

        The plan provides for the grant of:

       o stock options, including incentive stock options and nonqualified stock options;

       o stock appreciation rights, in tandem with stock options or freestanding;

       o       stock awards, including restricted stock; and

       o any other stock-based award established by our Compensation Committee with terms consistent with the plan's purposes.

        Any stock option granted in the form of an incentive stock option must comply with Section 422 of the Internal Revenue Code. Our Compensation Committee may grant awards individually, in combination, or in tandem.

        Options

        Options granted under the plan may be:

       o incentive stock options, as defined in the Internal Revenue Code, as amended; or

       o nonqualified options, which do not qualify for treatment as incentive stock options.

        Our Compensation Committee selects the recipients of options. Our Compensation Committee also sets the terms of the options, including:

       o       the number of shares for which an option is granted;

       o       the term of the option; and

       o       the time(s) when the option can be exercised.

        An option agreement or our Compensation Committee's procedures may set forth conditions respecting the exercise of an option. Our Compensation Committee may in its discretion waive any condition respecting the exercise of any option and may accelerate the time at which any option is exercisable.

        The option price, or price per share of common stock subject to an option, may not be less than the fair market value of common stock on the date of the grant of the option. The fair market value generally is determined to be the closing sale price reported in The Wall Street Journal for the New York Stock Exchange-Composite Transactions. Our Compensation Committee also determines how an option may be paid. Specifically, an option may be paid in cash or securities, the withholding of common stock or cash to be received through grants, or any other arrangements satisfactory to the Committee.

        The plan provides that no incentive stock option may be exercisable after ten years from the date of grant. The plan, however, does not restrict the term of a nonqualified option. Options are not transferable except by will or the laws of descent and distribution.

        Stock Appreciation Rights

        Our Compensation Committee may decide that stock appreciation rights may be granted separately or in tandem with the grant of an option. A stock appreciation right is a grant entitling the participant to receive an amount in cash or shares of common stock or a combination thereof, as the Committee may determine. Our Compensation Committee may decide that the value of the stock appreciation right will be no greater than the excess of:

       o the fair market value on the date of exercise of the shares of common stock with respect to which the stock appreciation right is exercised over

       o       either:

               - the fair market value of such shares on the date of the grant; or

               - the option price, if the stock appreciation right is granted in tandem with an option.

        A stock appreciation right granted in tandem with a nonqualified option may be granted either at or after the time of the grant of the nonqualified option. A stock appreciation right granted in tandem with an incentive stock option may be granted only at the time of the grant of the incentive stock option. A stock appreciation right granted in tandem with an option terminates and is no longer exercisable upon the termination or exercise of the related option. Our Compensation Committee may set the terms and conditions of stock appreciation rights, subject to the limitations set forth in the plan. Our Compensation Committee at any time may accelerate the exercisability of any stock appreciation right and otherwise waive or amend any conditions to the grant of a stock appreciation right. Stock appreciation rights are not transferable except by will or the laws of descent and distribution.

        Restricted Stock

        Our Compensation Committee will have discretion to make grants of restricted stock. A restricted stock grant entitles the recipient to acquire, at no cost or for a purchase price determined by our Compensation Committee on the date of the grant, shares of our common stock subject to such restrictions and conditions as our Compensation Committee may determine at the time of the grant. The recipient may have all the rights of a stockholder with respect to the restricted stock. These rights include voting and dividend rights, and they are effective as soon as:

       o restricted stock is granted (or upon payment of the purchase price for restricted stock if a purchase price is required); and

       o       issuance of the restricted stock is recorded in our stock ledger.

        A grant of restricted stock will be subject to non-transferability restrictions, repurchase and forfeiture provisions and such other conditions (including conditions on voting and dividends) as our Compensation Committee may impose at the time of grant. A participant may not transfer or otherwise dispose of shares of restricted stock except as the plan provides.

        Our Compensation Committee will specify the conditions and time periods, if any, under which the restrictions on the shares subject to the grant will lapse. Our Compensation Committee will specify these conditions and time periods upon the grant of a restricted stock award. Restrictions may include vesting restrictions based upon matters such as:

       o the attainment of performance targets established by our Compensation Committee that are based on:

               -      the share price of common stock;

               -      our earnings per share;

               - our market share or the market share of any of our business units;

               -      our sales or the sales of any of our business units;

               - our net income (before or after taxes) or the net income of any of our business units;

               - our cash flow return on investment of us or the cash flow return on investment of any of our business units;

               - the earnings before or after interest, taxes, depreciation, and/or amortization of us or any of our business units;

               -      the economic value added; or

               -      the return on stockholders' equity that we achieve;

       o the participant's continued employment for a specified period of time;

       o the occurrence of an event or the satisfaction of any other condition specified by our Compensation Committee; or

       o       a combination of any of the above.

        Any restricted shares shall cease to be restricted stock and shall be deemed "vested" after the lapse of all restrictions on shares of restricted stock. Our Compensation Committee may in its discretion waive any condition or restriction related to a grant of restricted stock or accelerate the date(s) on which a grant of restricted stock vests.

If a participant's employment is terminated for any reason prior to shares of restricted stock becoming vested, we have the right, in the discretion of our Compensation Committee, to:

       o       repurchase those shares at their purchase price, or

       o       require forfeiture of those shares if acquired at no cost.

        Other Awards

        The plan permits our Compensation Committee to grant awards consisting of any other form of stock-based consideration that our Compensation Committee determines is consistent with the purposes of the plan. The grant of additional types of awards is limited by the number of shares of common stock (or stock equivalents) that may be granted under the plan. Pursuant to such authority, our Compensation Committee could grant awards such as: restricted units, phantom stock, performance awards, performance units, limited stock appreciation rights, stock acquisition rights, valuation protection rights, or any other type of stock-based award or combination or derivative of various types of awards. Our Compensation Committee will determine the form and terms of any such additional types of awards, as well as the terms and conditions of the grant of any such awards. The form, terms and conditions will be set forth in agreements with participants and in our Compensation Committee's procedures. Grants (including grants of options, stock appreciation rights and restricted stock) may be settled at the discretion of our Compensation Committee in cash, shares of our common stock or any combination thereof.

        Our Compensation Committee has not previously granted awards other than stock options under other Company plans. Also, our Compensation Committee has no present plans to change from past practice. Nonetheless, our Compensation Committee could approve the grant of other forms of awards under the plan.

        Provisions Relating to a Change of Control

        The plan provides certain benefits in the event of a change in control. For purposes of this plan, there are two definitions of change of control; the first definition applies to awards granted after January 20, 2000, and the second definition applies to awards granted before January.

        For awards granted after January 20, 2000, a change in control is deemed to have occurred if:

       o any person acquires beneficial ownership of 50% or more of our voting securities;

       o there is a change in the composition of a majority of our Board of Directors within any period of two consecutive years for any reason other than normal retirement, death or disability of directors;

       o our stockholders approve a merger or consolidation of us with any other person, other than:

               - a merger or consolidation which would result in our voting securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities for the surviving entity) more than 50% of the combined voting power of the voting securities of us or such surviving entity outstanding immediately after such merger or consolidation; or

               - a merger in which we are the surviving entity but no person acquires more than 50% of the combined voting power of our then outstanding securities; or

       o our stockholders approve a plan of complete liquidation of us or an agreement for the sale or disposition by us of all or substantially all of our assets, or any transaction having a similar effect.

        Because the definition cannot be amended for awards granted prior to January 20, 2000, a change in control for awards granted prior to this date is deemed to have occurred if:

       o any person acquires beneficial ownership of 30% or more of our voting securities;

       o there is a change in the composition of a majority of our Board of Directors within any period of two consecutive years for any reason;

       o our stockholders approve a merger or consolidation of us with any other person, other than:

               - a merger or consolidation which would result in the voting securities of us outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities for the surviving entity) more than 50% of the combined voting power of the voting securities of us or such surviving entity outstanding immediately after such merger or consolidation; or

               - a merger in which we are the surviving entity but no person acquires more than 30% of the combined voting power of our then outstanding securities; or

               - our stockholders approve a plan of complete liquidation of us or an agreement for the sale or disposition by us of all or substantially all of our assets, or any transaction having a similar effect.

        Upon the occurrence of a change in control under either definition, our Compensation Committee has the discretion to make adjustments to outstanding awards. If, in connection with or as a result of a change in control under either definition, neither Richard D. Kinder nor William V. Morgan serves as our Chairman or Vice Chairman, all outstanding awards will immediately vest or become exercisable, unless the related agreements provide otherwise, and will remain vested and exercisable for the remaining life of the award.

        Other Provisions

        In the event of specified changes in our capital structure, our Compensation Committee will have the power to adjust the number and kind of shares authorized by the plan (including any limitations on individual awards) and the number, option price or kinds of shares covered by outstanding awards. Our Compensation Committee will also have the power to make other appropriate adjustments in awards under the plan.

        Our Board of Directors may amend the plan without stockholder approval, unless that approval is required by law or stock exchange requirements. Our Board of Directors may terminate the plan at any time. No awards may be granted under the plan after March 24, 2004.

        Federal Income Tax Consequences

        The Internal Revenue Code provides that a participant receiving a nonqualified option ordinarily does not realize taxable income upon the grant of the option. A participant does, however, realize ordinary income upon the exercise of a nonqualified option to the extent that the fair market value of the common stock on the date of exercise exceeds the option price. We are entitled to a federal income tax deduction for compensation in an amount equal to the ordinary income so realized by the participant. This deduction is conditioned on us withholding federal income tax with respect to the amount of that compensation. When the participant sells the shares acquired pursuant to a nonqualified option, any gain or loss will be capital gain or loss. This assumes that the shares represent a capital asset in the participant's hands, although there will be no tax consequences for us.

        The grant of an incentive stock option does not result in taxable income to a participant. The exercise of an incentive stock option also does not result in taxable income, provided that the circumstances satisfy the employment requirements in the Internal Revenue Code. However, the exercise of an incentive stock option may give rise to alternative minimum tax liability for the participant. In addition, if the participant does not dispose of the common stock acquired upon exercise of an incentive stock option during the statutory holding period, then any gain or loss upon subsequent sale of the common stock will be a long-term capital gain or loss. This assumes that the shares represent a capital asset in the participant's hands.

        The statutory holding period lasts until the later of:

       o       two years from the date the option is granted, and

       o one year from the date the common stock is transferred to the participant pursuant to the exercise of the option.

        If the employment and statutory holding period requirements are satisfied, we may not claim any federal income tax deduction upon either the exercise of the incentive stock option or the subsequent sale of the common stock received upon exercise. If these requirements are not satisfied, the amount of ordinary income taxable to the participant is the lesser of:

       o the fair market value of the common stock on the date of exercise minus the option price, and

       o       the amount realized on disposition minus the option price

        Any excess is long-term or short-term capital gain or loss, assuming the shares represent a capital asset in the participant's hands. We are entitled to a federal income tax deduction in an amount equal to the ordinary income realized by the participant.

        The exercisability of an option or a stock appreciation right, or the elimination of restrictions on restricted stock, may be accelerated, and special cash settlement rights may be triggered and exercised, as a result of a change in control. If any of the foregoing occurs, all or a portion of the value of the relevant award at that time may be a parachute payment. This is relevant for determining whether a 20% excise tax (in addition to income tax otherwise owed) is payable by the participant as a result of the receipt of an excess parachute payment pursuant to the Internal Revenue Code. We will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

        As a general rule, we or one of our subsidiaries will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that an employee recognizes ordinary income from awards under the plan. The amount of the deduction is the amount of the award that is considered reasonable compensation under the Internal Revenue Code. However, the Internal Revenue Code limits to $1,000,000 the annual tax deduction that we and our subsidiaries can take with respect to our compensation of certain executive officers unless the compensation qualifies as performance-based or certain other exemptions apply. We believe that if the plan is approved by stockholders, all compensation recognized with respect to options and restricted stock granted under the plan will be deemed performance-based.

        Additional Information

        If the stockholders do not approve the plan as amended and restated, we intend to continue to grant awards under the plan as currently in effect (to the extent shares are available for grant under the plan), or as may be amended from time to time by our Board of Directors to the extent such amendments do not require stockholder approval.

        In 1999, no options were granted to named executive officers, the executive group, or the non-executive director group under the 1994 Long-Term Incentive Plan. The number of options granted to non-executive officer employees under the 1994 Long-Term Incentive Plan in 1999 was 26,156. The dollar value of those options as of March 13, 2000, was $100,892. The dollar value was calculated by subtracting the price of the stock options on the date of grant from the high/low average price of our common stock on March 13, 2000.

RECOMMENDATION

        Not all of the important information about the 1994 Long-Term Incentive Plan is contained in the foregoing summary. The full text of the amended and restated plan is attached to this proxy statement as Appendix A. You may obtain a copy of our public filings without charge by following the instructions in the section entitled "How I can find more information about Kinder Morgan?" on page 5 of this proxy statement.

        This proposal will be approved by the favorable vote of a majority of our outstanding shares of common stock present at the annual meeting, in person or by proxy.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND AND RESTATE OUR K N ENERGY, INC. 1994 LONG-TERM INCENTIVE PLAN.


         ITEM 3-PROPOSAL TO AMEND AND RESTATE OUR K N ENERGY, INC. 1999
                               STOCK OPTION PLAN

DESCRIPTION OF OUR K N ENERGY, INC. 1999 STOCK OPTION PLAN

        The purposes of our K N Energy, Inc. 1999 Stock Option Plan are to:

       o enable our employees and the employees of our subsidiaries to develop a sense of proprietorship and personal involvement in our financial success, and

       o encourage those employees to remain with and devote their best efforts to our business.

        Our Board of Directors believes that the plan is accomplishing its purposes. However, our Board believes that it is necessary to amend the plan to:

       o expand the group of employees eligible to receive options under the plan, and

       o       make certain technical amendments.

        Accordingly, our Board has decided to submit the amendment and restatement of the plan to our stockholders at the annual meeting.

        The amendments approved by our Board are:

       o allowing for the granting of options under the plan to employees of entities owned less than 50% by us;

       o       renaming the plan to reflect our corporate name change; and

       o       adopting certain technical amendments regarding:

               - the manner of determining the fair market value of shares subject to options;

               -      the treatment of options upon a change of control of us;
                      and

               - and the deductibility of compensation relating to options granted to certain executive officers under the plan.

        The following summary of the plan, as amended and restated effective as of January 20, 2000, is qualified by reference to the full text of the plan which is attached as Appendix B to this proxy statement.

        General Provisions

        Our Compensation Committee administers the plan. Our Compensation Committee consists solely of two or more outside directors, in accordance with Internal Revenue Code and Rule 16b-3 under the Exchange Act. Our Compensation Committee is authorized to:

       o       establish rules and regulations for the plan's operation;

       o select our employees and those of our subsidiaries to receive options; and

       o determine the form, amount and other terms and conditions of options.

        Our Compensation Committee also has the power to modify or waive restrictions on options, to amend options and to grant extensions and accelerate options.

        Officers and other employees of us and subsidiary companies are eligible to participate in the plan. Our Compensation Committee has the sole discretion to select participants from among eligible persons. Directors who are not employees are not eligible to participate in the plan. Approximately 3,500 current employees have received options under the plan. It is estimated that the total number of employees who are eligible to receive options under the plan would not at present exceed approximately 3,500.

        The aggregate number of shares of our common stock which may be issued under the plan with respect to options may not exceed 5,500,000, subject to adjustment for certain transactions affecting the common stock. Lapsed, forfeited or canceled options will not count against this limit and can be regranted under the plan. Options with respect to more than 1,000,000 shares of our common stock may not be granted to any employee during the term of the plan. The shares issued under the plan may be issued from shares held in treasury or from authorized but unissued shares. The market value of the stock underlying the options and stock appreciation rights granted as of January 14, 2000 was $1,307,391.

        Types of Awards

        The plan provides for the grant of:

       o       nonqualified stock options, and

       o       stock appreciation rights in tandem with stock options.

        Awards may be granted individually, in combination, or in tandem as determined by our Compensation Committee.

        Options

        Options granted under the plan will be nonqualified options, which do not qualify for treatment as incentive stock options under the Internal Revenue Code. Our Compensation Committee sets the terms of the options, including:

       o       the number of shares for which an option is granted;

       o       the term of the option; and

       o       the time(s) when the option can be exercised.

        The option agreement or our Compensation Committee's procedures may set forth conditions respecting the exercise of an option. Our Compensation Committee may in its discretion waive any condition respecting the exercise of any option and may accelerate the time at which any option is exercisable.

        The option price, or price per share of common stock subject to an option, may not be less than the fair market value of common stock on the date of the grant of the option. The fair market value generally is determined to be the closing sale price reported in The Wall Street Journal for the New York Stock Exchange-Composite Transactions. Our Compensation Committee also determines whether an option may be paid in cash or securities.

        Options are not transferable except:

       o       by will or the laws of descent and distribution;

       o between an option holder and his or her spouse if such transfer is incident to a divorce; or

       o       with the consent of our Compensation Committee.

        Stock Appreciation Rights

        Our Compensation Committee may decide that stock appreciation rights may be granted in tandem with the grant of an option. A stock appreciation right is a grant entitling the participant to receive an amount in cash or shares of common stock or a combination thereof, as our Compensation Committee may determine. Our Compensation Committee may decide that the value of the stock appreciate right will be equal to the excess of:

       o the fair market value on the date of exercise of the shares of common stock with respect to which the Stock appreciation right is exercised over

       o       the option price.

        A stock appreciation right granted in tandem with an option terminates and is no longer exercisable upon the termination or exercise of the related option. Our Compensation Committee will set the terms and conditions of the stock appreciation rights, subject to the limitations in the plan. Our Compensation Committee at any time may accelerate the exercisability of any stock appreciation right and otherwise waive or amend any conditions to the grant of a stock appreciation right.

        Stock appreciation rights are not transferable except:

       o       by will or the laws of descent and distribution;

       o between an option holder and his or her spouse if such transfer is incident to a divorce; or

       o       with the consent of our Compensation Committee.

        Provisions Relating to a Corporate Change

The plan provides for certain benefits in the event that we experience a corporate change. A corporate change is deemed to have occurred if:

       o any person acquires beneficial ownership of 50% or more of our voting securities;

       o there is a change in the composition of a majority of our Board of Directors within any period of two consecutive years for any reason other than normal retirement, death or disability;

       o our stockholders approve a merger or consolidation of us with any other person, other than:

               - a merger or consolidation which would result in the voting securities of us outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities for the surviving entity) more than 50% of the combined voting power of the voting securities of us or such surviving entity outstanding immediately after such merger or consolidation; or

               - a merger in which we are the surviving entity but no person acquires more than 50% of the combined voting power of our then outstanding securities; or

               - our stockholders approve a plan of complete liquidation of us or an agreement for the sale or disposition by us of all or substantially all of our assets, or any transaction having a similar effect.

        Upon the occurrence of a corporate change, our Compensation Committee will chose one or more of the following alternatives, which may vary among outstanding options:

       o outstanding options will vest immediately but must be exercised within a limited period of time;

       o outstanding options must be surrendered in return for payment of cash in an amount equal to the excess of the value of common stock as a result of the corporate change over the option price; or

       o outstanding options will be adjusted as our Compensation Committee deems appropriate, including adjusting the options to cover securities the option holder would have received as a result of the corporate change had the option holder owned the common stock covered by the option at the time of the corporate change.

        Only if in connection with a corporate change, neither William V. Morgan nor Richard D. Kinder serves as Chairman or Vice Chairman of the Company, will all options under the 1999 Stock Option Plan immediately become fully exercisable.

        Other Provisions

        In the event of specified changes in our capital structure, our Compensation Committee may:

       o       adjust:

               - the number and kind of shares authorized by the plan (including any limitations on individual options); and

               - the number, option price or kinds of shares covered by outstanding options; and

       o make other adjustments in options under the plan as it deems appropriate.

        Our Board of Directors may amend the plan without stockholder approval, unless that approval is required by law or stock exchange requirements. Our Board may terminate the plan at any time. No options may be granted under the plan after October 8, 2009.

        Federal Income Tax Consequences

        The Internal Revenue Code provides that a participant receiving a nonqualified option ordinarily does not realize taxable income upon the grant of the option. A participant does, however, realize ordinary income upon the exercise of a nonqualified option to the extent that the fair market value of the common stock on the date of exercise exceeds the option price. We are entitled to a federal income tax deduction for compensation in an amount equal to the ordinary income so realized by the participant. This deduction is conditioned on us withholding federal income tax with respect to the amount of that compensation. When the participant sells the shares acquired pursuant to a nonqualified option, any gain or loss will be capital gain or loss. This assumes that the shares represent a capital asset in the participant's hands, although there will be no tax consequences for us.

        The exercisability of an option or a stock appreciation right may be accelerated, and special cash settlement rights are triggered and exercised, as a result of a corporate change. If any of the foregoing occurs, all or a portion of the value of the relevant award at that time may be a parachute payment for purposes of determining whether a 20% excise tax (in addition to income tax otherwise owed) is payable by the participant as a result of the receipt of an excess parachute payment pursuant to the Internal Revenue Code. We will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

        As a general rule, we or one of our subsidiaries will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that an employee recognizes ordinary income from awards under the plan. The amount of the deduction is equal to what is considered reasonable compensation under the Internal Revenue Code. However, the Internal Revenue Code limits to $1,000,000 the annual tax deduction that we and our subsidiaries can take with respect to our Compensation of certain executive officers unless the compensation qualifies as performance-based or certain other exemptions apply. We believe that if the plan is approved by stockholders, all compensation recognized with respect to options and restricted stock granted under the plan will be deemed performance-based.

        Additional Information

        If the stockholders do not approve the plan as amended and restated, we intend to continue to grant options under the plan. We will grant these options under the plan as currently in effect, to the extent shares are available for grant under the plan, or as may be amended from time to time by our Board of Directors to the extent such amendments do not require stockholder approval.

        The following table depicts options to purchase shares granted in fiscal 1999 under the K N Energy, Inc. 1999 Stock Option Plan.

-----------------------------------------------------------------------------------------------
                                                                            1999 STOCK OPTION
                                                                                   PLAN
                                                                            -------------------
                                                                             DOLLAR    NUMBER
                                                                             VALUE       OF
                            NAME AND POSITION                                ($)(1)    OPTIONS
-----------------------------------------------------------------------------------------------
William V. Allison                                                           $70,313    250,000
President, Natural Gas Pipeline Operations
-----------------------------------------------------------------------------------------------
Michael C. Morgan                                                            $70,313    250,000
Vice President-Strategy and Investor Relations
-----------------------------------------------------------------------------------------------
David G. Dehaemers, Jr.                                                      $70,313    250,000
Vice President-Corporate Development
-----------------------------------------------------------------------------------------------
Joseph Listengart                                                            $49,212    175,000
Vice-President, Secretary
and General Counsel
-----------------------------------------------------------------------------------------------
Executive Group                                                             $316,406  1,125,000
-----------------------------------------------------------------------------------------------
Non-Executive Officer Employee Group                                        $990,984  3,523,500
-----------------------------------------------------------------------------------------------

-------------------
(1) The "Dollar Value" was calculated by subtracting the price of the common stock on the date of grant from the high/low average price of our common stock on January 14, 2000.

RECOMMENDATION

        Not all of the important information about our 1999 Stock Option Plan is contained in the foregoing summary. The full text of the amended and restated plan is attached to this proxy statement as Appendix B. You may obtain a copy of our public filings without charge by following the instructions in the section entitled "How I can find more information about Kinder Morgan?" on page 5 of this proxy statement.

        This proposal will be approved by the favorable vote of a majority of our outstanding shares of common stock present at the annual meeting, in person or by proxy.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND AND RESTATE OUR K N ENERGY, INC. 1999 STOCK OPTION PLAN.

         ITEM 4-PROPOSAL TO AMEND AND RESTATE OUR 1992 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

DESCRIPTION OF OUR 1992 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

        Our Board of Directors adopted our 1992 Stock Option Plan for Non-Employee Directors, effective January 1, 1992, for a term of 10 years, subject to stockholder approval. Our stockholders approved the plan at our 1992 annual meeting. Our Board of Directors adopted amendments to the plan in 1996 to:

       o increase the authorized number of shares of common stock issuable thereunder, as adjusted for a stock split in 1993, from 150,000 to 350,000;

       o       increase the number of options that may be granted to directors;
               and

       o       change the grant date for the options.

        Our stockholders approved those amendments at the 1996 Annual Meeting. A stock split in 1998 increased the shares issuable under our 1992 Stock Option Plan to 525,000.

        The purpose of our 1992 Stock Option Plan is to permit us to remain competitive in attracting and retaining high-caliber members on our Board. Our Board believes the plan has been successful in this regard, but that in order to carry out the plan's purpose it is necessary to amend the plan. Accordingly, at its January 20, 2000 meeting, our Board of Directors decided to submit to stockholders the amendment and restatement of the plan at the annual meeting.

        Our Board of Directors adopted amendments to:

       o change the administration of our 1992 Stock Option Plan to our Compensation Committee;

       o increase the number of shares of common stock that may be subject to options granted to each director after his initial election to our Board from 3,000 to 20,000;

       o increase the number of shares of common stock that may be subject to options granted to each director on an annual basis from 3,000 to 10,000;

       o rename our 1992 Stock Option Plan to reflect our corporate name change;

       o extend the term of our 1992 Stock Option Plan from December 31, 2001 to December 31, 2009; and

       o adopt certain technical amendments regarding the manner of determining the fair market value of shares subject to options and the adjustment of options upon certain changes in our capitalization.

        The following summary of our 1992 Stock Option Plan, as amended and restated effective as of January 20, 2000, is qualified by reference to the full text of our 1992 Stock Option Plan which is attached as Appendix C to this proxy statement.

        Administration

        The Stock Option Committee previously administered our 1992 Stock Option Plan. The Stock Option Committee consisted of directors who were also our employees. As amended, the our 1992 Stock Option Plan is administered by our Compensation Committee of our Board of Directors to permit our 1992 Stock Option Plan to comply with Rule 16b-3 under the Exchange Act. Within 30 days after the initial election to our Board of any person who is not a salaried employee of us, our Compensation Committee may grant to that person an option to purchase up to 20,000 shares of common stock. On the first business day after each annual stockholders meeting, our Compensation Committee may grant to all eligible directors an option to purchase up to 10,000 shares of common stock. Our Compensation Committee determines the number of shares subject to the options granted each year.

        The option price, or price per share of common stock subject to an option, may not be less than either:

       o the fair market value of common stock on the date of the grant of the option or

       o       the par value of the common stock.

        The fair market value generally is determined to be the closing sale price reported in The Wall Street Journal for the New York Stock Exchange-Composite Transactions. The options are exercisable on the date of grant and expire ten years from the date of grant. Our Compensation Committee also determines whether an option may be paid in cash or common stock. Options are not transferable except by will or the laws of descent and distribution. However, our Compensation Committee may in its discretion, upon written request by a director, allow a director to transfer an option to a family partnership or other estate planning arrangement or to a charity.

        Our Compensation Committee will be authorized to interpret our 1992 Stock Option Plan and options granted under our 1992 Stock Option Plan and to determine the number of shares to be subject to options granted annually to the directors. Our Board of Directors may amend our 1992 Stock Option Plan without stockholder approval, unless such approval is required by law or stock exchange requirements. Our Board of Directors may terminate our 1992 Stock Option Plan at any time. No options may be granted under the plan after December 31, 2009.

        Shares Available

        The aggregate number of shares of our common stock which may be issued under our 1992 Stock Option Plan with respect to options may not exceed 525,000. Our 1992 Stock Option Plan provides for appropriate adjustments or other action to reflect:

       o       mergers;

       o       consolidations;

       o       recapitalizations;

       o       certain sales of assets;

       o       combinations of shares;

       o change in control of us through share ownership or a contested election of directors;

       o       changes in corporate structure;

       o       stock splits;

       o       stock dividends; or

       o       certain other significant changes in the common stock.

        Lapsed or canceled options will not count against this limit and can be regranted under the plan. The shares issued under the plan may be issued from shares held in treasury or from authorized but unissued shares. The market value of the stock underlying the options granted as of March 13, 2000 is $399,388.

        Participation

        Directors who are our full-time employees are not eligible to participate in our 1992 Stock Option Plan. Thus, eight directors will be eligible to participate.

        Federal Income Tax Consequences

        The Internal Revenue Code provides that a participant receiving a nonqualified option ordinarily does not realize taxable income upon the grant of the option. A participant does, however, realize ordinary income upon the exercise of a nonqualified option. The amount of ordinary income realized is equal to the amount that the fair market value of the common stock on the date of exercise exceeds the option price. We are entitled to a federal income tax deduction for compensation in an amount equal to the ordinary income realized by the participant, provided that we withhold federal income tax with respect to the amount of such compensation. When the participant sells shares acquired pursuant to a nonqualified option, any gain or loss will be capital gain or loss. This assumes, however, that the shares represent a capital asset in the participant's hands, although there will be no tax consequences for us.

        Additional Information

        If the stockholders do not approve our 1992 Stock Option Plan as amended and restated, we intend to continue to grant options under our 1992 Stock Option Plan as currently in effect or as may be amended from time to time by our Board of Directors to the extent such amendments do not require stockholder approval.

        In 1999, no options were granted to our named executive officers, our executive group or our non-executive officer employee group. The number of outstanding options granted in 1999 under the 1992 Stock Option Plan to our non-executive director group was 135,250. The dollar value of those outstanding options as of March 13, 2000, was $430,195. The dollar value was calculated by subtracting the price of the stock options on the date of grant from the high/low average price of our common stock on March 13, 2000.

RECOMMENDATION

        Not all of the important information about our 1992 Stock Option Plan for Non-Employee Directors is contained in the foregoing summary. The full text of the amended and restated plan is attached to this proxy statement as Appendix
C. You may obtain a copy of our public filings without charge by following the instructions in the section entitled "How I can find more information about Kinder Morgan?" on page 5 of this proxy statement.

        This proposal will be approved by the favorable vote of a majority of our outstanding shares of common stock present at the annual meeting, in person or by proxy.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND AND RESTATE THE 1992 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS.


      ITEM 5-PROPOSAL TO RATIFY AND APPROVE OUR 2000 ANNUAL INCENTIVE PLAN

DESCRIPTION OF OUR 2000 ANNUAL INCENTIVE PLAN

        Our 2000 Annual Incentive Plan will permit annual bonuses to be paid in fiscal year 2000 and in subsequent years to our officers and other employees based on their individual performance, our performance and the performance of our subsidiaries. The tax deduction available with respect to compensation paid to certain executive officers is limited, unless the compensation qualifies as performance based under the Internal Revenue Code. Among the requirements for performance based compensation are:

       o the compensation must be paid based solely on the attainment of objective performance measures established by a committee of outside directors, and

       o the plan must provide for such compensation be approved by stockholders.

        Our Board of Directors wants to create a bonus plan providing for objective performance goals. This bonus plan would enable the portion of an officer or employee's annual bonus based on objective performance criteria to qualify as performance based. That amount would be deductible without regard to the deduction limit otherwise imposed by the Internal Revenue Code. Accordingly, on January 20, 2000, our Board of Directors took action to adopt, subject to stockholder approval at the annual meeting, the 2000 Annual Incentive Plan.

        Principal Provisions of the Plan

        The following summary of the 2000 Annual Incentive Plan is qualified by reference to the full text of the Plan, which is attached as Appendix D to this proxy statement. The purpose of the 2000 Annual Incentive Plan is to increase our officer or employee's personal stake in the continued success of the Company by providing them additional incentives through the payment of bonuses.

        Administration

        Our Compensation Committee administers the 2000 Annual Incentive Plan. Our Compensation Committee consists of two or more directors, each of whom qualifies as an "outside director" for purposes of the Internal Revenue Code. Our Compensation Committee is authorized to:

       o       interpret the 2000 Annual Incentive Plan;

       o adopt rules and regulations for carrying out the 2000 Annual Incentive Plan; and

       o take any other action necessary or advisable for the administration of the 2000 Annual Incentive Plan.

        Eligibility

        All of our employees and the employees of our subsidiaries are eligible to participate in the 2000 Annual Incentive Plan. However, only employees who are selected by our Compensation Committee will participate. Directors who are not our officers or officers of our subsidiaries are not eligible. As of March 13, 2000, approximately 3,500 employees were eligible to participate in the 2000 Annual Incentive Plan.

        Terms and Conditions of Awards

        Our Compensation Committee determines which of the eligible employees will be granted an award under the 2000 Annual Incentive Plan for any given year. At or before the start of each calendar year, our Compensation Committee establishes written performance objectives for each eligible employee chosen to receive an award for that year. The performance objectives are based on one or more of the criteria set forth in the 2000 Annual Incentive Plan. At the same time, our Compensation Committee also establishes a bonus opportunity for each employee, which is the amount of the bonus the employee will earn if the performance objectives are fully satisfied. Our Compensation Committee may specify a minimum acceptable level of achievement of each performance objective below which no bonus is payable with respect to that objective. Our Compensation Committee may set additional levels above the minimum (which may also be above the targeted performance objective), with a formula to determine the percentage of the bonus opportunity to be earned at each level of achievement above the minimum. Performance at a level above the targeted performance objective may entitle the employee to earn a bonus in excess of 100% of the bonus opportunity. However, the maximum payout to any individual under our 2000 Annual Incentive Plan in any year is $1,500,000.

        Performance Objectives may be based on one or more of the following criteria:

       o       our earnings per share;

       o       cash distributions to stockholders;

       o our earnings or the earnings of our subsidiaries before interest and taxes or earnings before interest, taxes and corporate charges;

       o       our net income or the net income of our subsidiaries;

       o       our revenues or the revenues of one of our subsidiaries;

       o our revenues or the revenues of one of our subsidiaries' unit revenues minus unit variable costs;

       o the return on capital, return on equity, return on assets, or return on invested capital of us or one of our subsidiaries;

       o cash flow return on assets or cash flows from operating activities of us or one of our subsidiaries;

       o our capital expenditures or the capital expenditures of one of our subsidiaries;

       o operations and maintenance expense or general and administrative expense of us or one of our subsidiaries; and

       o debt-equity ratios and key profitability ratios of us or one of our subsidiaries.

        At the end of the year, our Compensation Committee determines the extent to which the performance objectives have been attained and the extent to which the bonus opportunity has been earned under the formula previously established by our Compensation Committee. Our Compensation Committee may exercise its discretion to reduce the award for any reason, including:

       o its judgment that a performance objective has become an inappropriate measure of achievement;

       o a change in the employment status, position or duties of the employee;

       o       unsatisfactory performance of the employee; or

       o       the employee's service for less than the entire year.

        Awards under the 2000 Annual Incentive Plan are paid in cash in a lump sum or in a combination of cash, common stock or stock options. Awards are paid promptly after our Compensation Committee has determined the amount of bonus to be paid, unless our Compensation Committee determines, either at the time of the grant or the time of distribution, to distribute all or a portion of the award in installments or as deferred compensation. The 2000 Annual Incentive Plan also authorizes our Compensation Committee, in its discretion, to adopt a program under which employees may elect to defer all or a portion of their award.

        Change of Control

        In the event of a change in control, our Compensation Committee has the discretion to make adjustments to outstanding awards as it deems necessary. If, in connection with or as a result of a change in control, neither Richard D. Kinder nor William V. Morgan continues to serve as Chairman or Vice Chairman of the Company, all participants are deemed to have fully earned the bonus opportunities contained in their outstanding awards, and the amount of their bonus opportunities is payable promptly in a cash lump sum. Following a change in control, our Compensation Committee will have no power to decrease the amount of the bonus opportunity payable under an award.

        Under the 2000 Annual Incentive Plan, a change in control occurs if:

       o any person acquires beneficial ownership of 50% or more of our voting securities;

       o there is a change in the composition of a majority of our Board of Directors within any period of two consecutive years for any reason other than normal retirement, death or disability;

       o our stockholders approve a merger or consolidation of us with any other person, other than:

               - a merger or consolidation which would result in the voting securities of us outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities for the surviving entity) more than 50% of the combined voting power of our voting securities of us or such surviving entity outstanding immediately after such merger or consolidation; or

               - a merger in which we are the surviving entity but no person acquires more than 50% of the combined voting power of our then outstanding securities; or

        o our stockholders approve a plan of complete liquidation of us or an agreement for the sale or disposition by us of all or substantially all of our assets, or any transaction having a similar effect.

        Amendment and Termination

        Our Board of Directors may amend the 2000 Annual Incentive Plan from time to time without stockholder approval except as required to satisfy the Internal Revenue Code. Awards may be granted under the 2000 Annual Incentive Plan for calendar years 2000 through 2005, unless the 2000 Annual Incentive Plan is terminated earlier by our Board. However, the 2000 Annual Incentive Plan will remain in effect until payment has been completed with respect to all awards granted under the 2000 Annual Incentive Plan prior to its termination.

        Benefits under the 2000 Annual Incentive Plan

        Our Compensation Committee will set the amount of each employee's bonus opportunity each year in its discretion, subject to the 2000 Annual Incentive Plan's limitation that the bonus paid to any employee under the 2000 Annual Incentive Plan for any year may not exceed $1,500,000.

        As of March 13, 2000, no options had been issued under the 2000 Annual Incentive Plan to our named executive officers, our executive group, our non-executive director group, and our non-executive officer employee group. At this time, we are not able to determine the options or dollar amounts that will be granted under the 2000 Annual Incentive Plan.

RECOMMENDATION

        Not all of the important information about the 2000 Annual Incentive Plan is contained in the foregoing summary. The full text of the amended and restated plan is attached to this proxy statement as Appendix D. You may obtain a copy of our public filings without charge by following the instructions in the section entitled "How I can find more information about Kinder Morgan?" on page 5 of this proxy statement.

        This proposal will be approved by the favorable vote of a majority of our outstanding shares of common stock present at the annual meeting, in person or by proxy.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY AND APPROVE OUR 2000 ANNUAL INCENTIVE PLAN.

             ITEM 6-PROPOSAL TO AMEND OUR K N ENERGY, INC. EMPLOYEES
                              STOCK PURCHASE PLAN

DESCRIPTION OF OUR K N ENERGY, INC. EMPLOYEES STOCK PURCHASE PLAN

        Our K N Energy, Inc. Employees Stock Purchase Plan became effective when it received stockholder approval at our 1990 annual meeting. In 1998, the stockholders approved an amendment to our Employees Stock Purchase Plan. The amendment increased the number of shares subject to our Employees Stock Purchase Plan from 600,000 to 1,600,000. A stock split in 1998 increased the number of shares subject to our Employees Stock Purchase Plan to 2,400,000. The market value of the stock issued from 1990 - 1999 under the plan as of March 13, 2000 was $24,921,868.

        Our Employees Stock Purchase Plan is intended to qualify under the Internal Revenue Code. The purpose of the plan is to encourage eligible employees to establish a closer identification of their interests with our interests by enabling them to acquire proprietary interests in us through the ownership of common stock. The plan provides the employees with a direct means of participating in our growth and earnings. This participation will provide motivation for participating employees to remain in our employ and to give greater effort on our behalf.

        Our Board of Directors believes that our Employees Stock Purchase Plan is accomplishing its purpose. However, our Board believes that it is necessary to amend our Employees Stock Purchase Plan to make certain technical amendments. Accordingly, at its January 20, 2000 meetings, our Board decided to submit to stockholders the amendment and restatement of our Employees Stock Purchase Plan at the annual meeting.

        The amendments approved by our Board of Directors are:

       o renaming our Employees Stock Purchase Plan to reflect our corporate name change;

       o changing the requirements for eligibility to participate in the plan;

       o       changing the frequency of offerings from annual to quarterly;

       o changing the minimum and maximum amounts an employee can contribute towards the purchase of common stock;

       o changing the method for determining the purchase price of common stock;

       o imposing a 180-day waiting period after the purchase of common stock before shares of common stock will be issued to employees; and

        o adopting certain technical amendments regarding the manner of determining the fair market value of shares subject to options and the adjustment of options upon certain changes in our capitalization.

        The following summary of our Employees Stock Purchase Plan, as amended and restated effective as of January 1, 2000, is qualified by reference to the full text of our Employees Stock Purchase Plan which is attached as Appendix E to this proxy statement.

        Employees Stock Purchase Plan Summary

        Under our Employees Stock Purchase Plan, the committee appointed by our Board of Directors administers the plan. Each of our eligible full-time employees or the employees of our subsidiaries may elect to purchase shares through payroll deductions during each offering, which will be for a period of three months. Payroll deductions must be at least $20 per month, but no more than $25,000 during a calendar year. At the end of the offering, the balance in each participant's payroll deduction account will be used to purchase as many shares, including fractional shares, as the amount will purchase. The purchase price per share pursuant to the plan shall be 85% of the market value of our common stock on the last day of the offering. In no event shall the purchase price per share be less than the par value of our common stock, which is $5. The number of shares an employee is allowed to purchase in any one offering is restricted by provisions of the Internal Revenue Code. That number may be limited further by the committee before the beginning of an offering. An employee is not eligible to participate in the plan if:

       o he or she possesses 5% or more of the total combined voting power or value of all classes of our stock, including shares that could be purchased under to the plan;

       o his or her customary employment is for twenty hours or less per week; or

       o he or she is a highly compensated employee and the committee determines that he or she is not eligible to participate in a particular offering.

The number of eligible employees is approximately 3,500. Our executive officers do not participate in the plan. Directors who are not our employees are not eligible to participate in the plan. At any time after the expiration of 180 days after the day on which shares of common stock are purchased, an employee can request that the shares be issued in the name of the employee. Shares issued under the plan may be either authorized and unissued shares or treasury shares, or shares purchased by us on the open market. The plan provides for appropriate adjustments or other action by the committee or our Board of Directors to reflect:

       o       mergers;

       o       consolidations;

       o       recapitalizations;

       o       certain sales of assets;

       o       combinations of shares;

       o a change in control of us through share ownership or a contested election of directors;

       o       changes in corporate structure;

       o       stock splits;

       o       stock dividends; or

       o       certain other significant changes in our common stock or in us.

Our Board of Directors may amend the plan. However, our Board of Directors may not amend the plan in a manner which would change or impair outstanding rights to purchase common stock unless our Board obtains the participant's consent. Without stockholder approval, our Board may not:

       o       modify the requirements as to eligibility for participation;

       o materially increase the benefits accruing to participants under the plan;

       o increase the maximum number of shares which may be purchased by all employees under the plan; or

       o make any other changes to the plan for which stockholder approval is required by law or stock exchange requirements.

        Under the Employees Stock Purchase Plan, during fiscal 1999, our non-executive officer employees acquired 187,567 shares of common stock with a dollar value of $5,058,457, as of March 13, 2000. The dollar value was calculated by subtracting the discounted price of the stock options on the date of grant from the high/low average price of our common stock on March 13, 2000. None of our named executive officers, our executive group, or our non-executive director group participates in our Employees Stock Purchase Plan.

RECOMMENDATION

        Not all of the important information about our Employees Stock Purchase Plan is contained in the foregoing summary. The full text of the amended and restated plan is attached to this proxy statement as Appendix E. You may obtain a copy of our public filings without charge by following the instructions in the section entitled "How I can find more information about Kinder Morgan?" on page 5 of this proxy statement.

        This proposal will be approved by the favorable vote of a majority of our outstanding shares of common stock present at the annual meeting, in person or by proxy.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND OUR K N ENERGY, INC. EMPLOYEES STOCK PURCHASE PLAN.

             ITEM 7-PROPOSAL TO RATIFY AND APPROVE THE SELECTION OF

             PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT AUDITORS

        We have selected PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2000. PricewaterhouseCoopers LLP has served as our independent auditors since November 22, 1999. Prior to that, Arthur Anderson LLP served as our independent auditors for fiscal 1999. Services provided to us and our subsidiaries by PricewaterhouseCoopers LLP in fiscal 1999 included the examination of our consolidated financial statements, limited reviews of quarterly reports, services related to filings with the Securities and Exchange Commission, services in connection with consultations on various tax, information services and business process matters.

        Representatives of PricewaterhouseCoopers LLP will be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY AND APPROVE OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT AUDITORS.

        In the event stockholders do not ratify the appointment, the selected will be reconsidered by our Audit Committee and our Board of Directors.

                                  OTHER MATTERS

        As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of our Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

                             ADDITIONAL INFORMATION

        STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING. Stockholders interested in submitting a proposal for inclusion in the proxy materials for our annual meeting of stockholders in 2001 may do so by following the procedures prescribed in Rule l4a-8 under the Exchange Act. To be eligible for inclusion, stockholder proposals must be received by our Corporate Secretary no later than December 1, 2000.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THIS PROXY STATEMENT IS DATED APRIL 11, 2000. YOU SHOULD ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF THAT DATE ONLY. OUR BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

                                                                      APPENDIX A


                        1994 AMENDED AND RESTATED
                  KINDER MORGAN, INC. LONG-TERM INCENTIVE PLAN


                                   ARTICLE I
                                    PURPOSE

         1.01 Purpose. This Plan is an amendment and restatement of the 1994 K N Energy, Inc. Long-Term Incentive Plan. The purpose of the 1994 Amended and Restated Kinder Morgan, Inc. Long-Term Incentive Plan (the "Plan") is to further the growth and financial success of Kinder Morgan, Inc., a Kansas corporation (the "Company"), and its subsidiaries by aligning the personal interests of key employees, through the ownership of shares of the Company's common stock and through other incentives, to those of the Company's shareholders. The Plan is further intended to provide flexibility to the Company in its ability to compensate key employees and to motivate, attract and retain the services of such key employees. The Plan permits the granting of Options, Stock Appreciation Rights, Restricted Stock and other Stock-based Awards.

                                   ARTICLE II
                                  DEFINITIONS

         2.01 Agreement. Agreement shall mean the agreement as described in
Section 4.04 of the Plan between the Company and the Participant under which such Participant receives an Award pursuant to this Plan.

         2.02 Award. Award shall mean an incentive award granted under the Plan, whether in the form of Options, Stock Appreciation Rights, Restricted Stock or any other form of Stock-Based consideration (which may provide for settlement in shares of Stock, cash and/or a combination thereof) determined by the Committee to be consistent with the purposes of the Plan, including but not limited to, restricted units, phantom stock, performance awards, performance units, performance shares, stock appreciation shares, stock acquisition rights, valuation protection rights or any other type of stock-based award or combination or derivative of various types of awards.

         2.03 Board of Directors. Board or Board of Directors shall mean the Board of Directors of the Company.

         2.04 Code. Code shall mean the Internal Revenue Code of 1986, as amended, unless otherwise specifically provided herein.

         2.05 Committee. Committee shall mean the Compensation Committee of the Board, which shall be (a) comprised solely of two or more outside directors (within the meaning of Section 162(m) of the Code and applicable interpretive authority thereunder), and (b) constituted so as to permit the Plan to comply with Rule 16b-3, as currently in effect or as hereinafter modified or amended ("Rule 16b-3"), promulgated under the Exchange Act. No member of the Committee, during the one year prior to such membership or during such membership, shall be granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any of its Subsidiaries, except as permitted by Rule 16b-3.

         2.06 Company. Company shall mean Kinder Morgan, Inc., a Kansas corporation, and any successor thereof.

         2.07 Effective Date. Effective Date shall have the meaning assigned to such term in Section 14.01 hereof.

         2.08 Exchange Act. Exchange Act shall mean the Securities Exchange Act of 1934, as amended.

         2.09 Fair Market Value. Fair Market Value of the Stock shall mean the closing sale price at which Stock is traded on any given date, or if no Stock is traded on such date, the most recent prior date on which Stock was traded, as reported in The Wall Street Journal for the New York Stock Exchange-Composite Transactions.

         2.10 Incentive Stock Option. Incentive Stock Option shall have the meaning given to it by Section 422(b) of the Code and as further defined in
Article VI hereof.

         2.11 Nonstatutory Stock Option. Nonstatutory Stock Option shall mean any Option granted by the Company pursuant to this Plan which is not an Incentive Stock Option.

         2.12 Option. Option shall mean an option granted by the Company to purchase Stock pursuant to the provisions of this Plan and the Agreement executed pursuant hereto.

         2.13 Option Price. Option Price shall mean the price per share of Stock purchasable under an Option. The Option Price shall not be less than the Fair Market Value of the Stock subject to the Option on the date of grant.

         2.14 Parent. Parent shall have the same meaning as "parent corporation" as defined in Section 424 of the Code.

         2.15 Participant. Participant shall mean an individual who has received an Award granted by the Committee hereunder.

         2.16 Restricted Stock Awards. A Restricted Stock Award shall mean a grant made by the Committee entitling the Participant to acquire, either at no cost or for a purchase price determined by the Committee at the time of grant, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock").

         2.17 Stock. Stock shall mean common stock, par value $5.00 per share, of the Company.

         2.18 Stock Appreciation Rights. A Stock Appreciation Right shall mean a grant entitling the Participant to receive an amount in cash, or shares of Stock, or a combination thereof, having a value equal to (or if the Committee shall so determine at the time of grant, less than) the excess of the fair Market Value of a share of Stock on the date of exercise over the Fair Market Value of a share of Stock on the date of grant (or over the Option Price, if the Stock Appreciation Right was granted in tandem with an Option) multiplied by the number of shares with respect to which the Stock Appreciation Right shall have been exercised, with the Committee having sole discretion to determine the form for payment. A Stock Appreciation Right is further defined in Article VII hereof.

         2.19 Subsidiary. Subsidiary shall have the same meaning as "subsidiary corporation" as defined in Section 424 of the Code.

         2.20 Ten Percent Shareholder. Ten Percent Shareholder shall mean an individual who, at the time of grant of an Option, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its Parent or Subsidiary.

                                   ARTICLE III
                                  PARTICIPATION

         3.01 Participation. Subject to the provisions of the Plan, the Committee may grant Awards under this Plan to any officer or other key employee of the Company or an entity in which the Company has a direct or indirect ownership interest who, in its sole discretion, is expected to contribute to its success. Awards may be granted to the same individual on more than one occasion. Notwithstanding anything herein to the contrary, an Incentive Stock Option may be granted only to an employee of the Company or its Parent or Subsidiary.

         Notwithstanding any provision in the Plan to the contrary, no more than 1,000,000 shares of Stock may be subject to Awards granted under the Plan to any one employee during the term of the Plan. The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated under the Plan to constitute "performance-based" compensation for purposes of Section 162(m) of the Code, including, without limitation, counting against such maximum number of shares of Stock, to the extent required under
Section 162(m) of the Code and applicable interpretive authority thereunder, any shares of Stock subject to Options that are canceled or repriced.

                                   ARTICLE IV
                           SHARES SUBJECT TO THE PLAN

         4.01 Limitations.

                  (A) Subject to adjustments pursuant to the provisions of
         Section 4.03 hereof, the number of shares of Stock or Stock equivalents which may be granted to Participants under all forms of Awards shall not exceed 5,700,000 shares, subject to adjustment as provided in
         Section 4.03. These shares may consist in whole or in part of authorized and unissued Stock or treasury Stock.

                 (B) For purposes of this Section 4.01, the shares of Stock that shall be counted toward such limitation shall include all Stock:

                           (1) issued or issuable pursuant to Options that have
                  been or may be exercised;

                           (2) subject to Stock Appreciation Rights that have
                  been or may be exercised (other than Stock Appreciation Rights granted in tandem with outstanding Options);

                           (3) issued as, or subject to issuance as, Restricted
                  Stock;

                           (4) used to calculate payments of dividends and
                  dividend equivalents in conjunction with any outstanding Awards; and

                           (5) to the extent that an Award is settled in cash or
                  any form other than in Stock, the appropriate shares of Stock represented by such settlement of the Awards, as determined by the Committee.

         4.02 Availability of Shares Once Issued Under Plan. Once grants of Awards have lapsed, terminated or are forfeited, the Committee shall have the sole discretion to issue a new grant to any Participant, covering the number of shares to which such lapsed, terminated or forfeited grant related; provided, however, that the Participant has received no monetary benefits of ownership therefrom, such as dividends.

         4.03 Anti-Dilution Adjustments. In the event that the outstanding shares of Stock are changed into or exchanged for a different number or kind of share or other securities of the Company or of another corporation by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up, or stock dividend, the Committee shall make such corresponding adjustment, if any, as is appropriate, adjusting the number and kind of shares which may be granted under the Plan, the maximum number and kind of shares which may be granted to any one eligible Participant, and the number, the Option Price, and the kind of shares or property subject to each outstanding Award.

         4.04 Grants and Agreements. Each grant of an Award under this Plan shall be evidenced by a written Agreement dated as of the date of the grant and executed by the Company and the Participant. This Agreement shall set forth the terms and conditions of such Award, as may be determined by the Committee consistent with this Plan, and if such Agreement related to the grant of an Option, shall indicate whether the Option is intended to be an Incentive Stock Option or a Nonstatutory Stock Option.

                                    ARTICLE V
                                     OPTIONS

         5.01 Option Exercise. Subject to federal and state statutes then applicable, the terms and procedures by which an Option may be exercised shall be set forth in the Participant's Agreement or in procedures established by the Committee; provided, however, that no Incentive Stock Option shall be exercisable later than ten (10) years (or five (5) years in the case of an Option granted to a Ten Percent Shareholder) after the date of grant. The Committee may permit payment of the Option Price to be made through the tender of cash or securities, the withholding of Stock or cash to be received through Awards, or any other arrangement satisfactory to the Committee.

         5.02 Nonstatutory Stock Options. The Committee may grant Nonstatutory Stock Options under this Plan. Such Nonstatutory Stock Options must comply with all requirements of this Plan except for those contained in Article VI, Article VII, and Article VIII hereof.

         5.03 Vesting of Options. The Agreement shall specify the date or dates on which the Participant may begin to exercise all or a portion of his Option. Notwithstanding the terms of any Agreement, the Committee may, at any time, accelerate such date or dates and otherwise waive or amend any conditions of the Option; provided, however, that with respect to an Incentive Stock Option, the Committee shall not take any action which would constitute a modification, extension or renewal (within the meaning of Section 424(h) of the Code) of such Incentive Stock Option.

                                   ARTICLE VI
                             INCENTIVE STOCK OPTIONS

         6.01 General. All Incentive Stock Options shall comply with all the restrictions and limitations set forth in Section 422 of the Code and this Plan. No Incentive Stock Option shall be granted to a Ten Percent Shareholder unless
(i) the Option Price is at least 110% of the Fair Market Value of the Stock subject to the Option at the time such Incentive Stock Option is granted, and
(ii) such Incentive Stock Option by its terms is not exercisable after the expiration of five years from the date of grant. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its Parent and Subsidiaries exceeds $100,000, such excess Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an Optionee's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Optionee of such determination as soon as practicable after such determination.

                                   ARTICLE VII
                            STOCK APPRECIATION RIGHTS

         7.01 Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted to Participants by the Committee in tandem with, or independently of, any Option granted pursuant to Article V or Article VI of this Plan. In the case of a Stock Appreciation Right granted in tandem with a Nonstatutory Stock Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Nonstatutory Stock Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

         A Stock Appreciation Right, or the applicable portion thereof granted in tandem with an Option, shall terminate and no longer be exercisable upon the termination or exercise of the related Option. However, if a Stock Appreciation Right is granted with respect to less than the full number of shares covered by a related Option, such Stock Appreciation Right shall terminate only if and to the extent that the number of shares covered by the exercise or termination of the related Option exceeds the number of shares not covered by such Stock Appreciation Right.

         7.02 Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Committee and embodied in the Agreements and in procedures established by the Committee. The Committee may, at any time, accelerate the exercisability of any Stock Appreciation Right and otherwise waive or amend any conditions of the grant of a Stock Appreciation Right; provided, however, that with respect to any Stock Appreciation Right granted in tandem with an Incentive Stock Option, the Committee shall not take any action which would constitute a modification, extension or renewal (within the meaning of Section 424(h) of the Code) of such Incentive Stock Option.

                                  ARTICLE VIII
                             RESTRICTED STOCK AWARDS

         8.01 Agreement. If the purchase of Restricted Stock is required by the Agreement, a Participant who is granted a Restricted Stock Award shall have rights with respect to such grant provided the Participant shall have accepted the grant within sixty (60) days (or such shorter date as the Committee may specify) following the date of the grant, by making payment to the Company by certified bank check or other instrument acceptable to the Committee in an amount equal to the specified purchase price, if any, of the shares covered by the grant and by executing and delivering to the Company an Agreement in such form as the Committee shall determine.

         8.02 Rights as a Shareholder. After the issuance of the Restricted Stock has been recorded in the stock ledger of the Company, and

                  (A) upon complying with Section above, if the purchase of Restricted Stock is required by the Agreement; or

                  (B) immediately, if no purchase of Restricted Stock is required by the Agreement,

a Participant shall have all the rights of a shareholder with respect to such Restricted Stock including voting and dividend rights, subject to non-transferability restrictions and Company purchase or forfeiture rights described in this Section and Section 8.03, and subject to such other conditions (including but not limited to, any conditions on voting and dividend rights) as are contained in the Agreement. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 8.04 below and the Agreement.

         8.03 Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of except as specifically provided herein. Restrictions on shares of Restricted Stock shall be set forth in an Agreement and may include such vesting restrictions as the Committee shall determine, including but not limited to, restrictions related to
(i) the attainment of one or more performance targets established by the Committee that are based on (1) the price of a share of Stock, (2) the Company's earnings per share, (3) the Company's market share, (4) the market share of a business unit of the Company designated by the Committee, (5) the Company's sales, (6) the sales of a business unit of the Company designated by the Committee, (7) the net income (before or after taxes) of the Company or any business unit of the Company designated by the Committee, (8) the cash flow return on investment of the Company or any business unit of the Company designated by the Committee, (9) the earnings before or after interest, taxes, depreciation, and/or amortization of the Company or any business unit of the Company designated by the Committee, (10) the economic value added, or (11) the return on stockholders' equity achieved by the Company, (ii) the Participant's continued employment for a specified period of time, (iii) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion, or (iv) a combination of any of the foregoing. In the event of a Participant's termination of employment for any reason (including death) prior to the date shares of Restricted Stock awarded to such Participant become vested, the Company shall have the right, at the discretion of the Committee, to repurchase such shares at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from such Participant or the Participant's legal representative.

         8.04 Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the restrictions imposed upon the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. The Committee at any time may accelerate such date or dates and otherwise waive or amend any conditions of the grant; provided, however, the Committee may not take any action described in this Section with respect to Restricted Stock that has been granted to a "covered employee" (within the meaning of Treasury Regulation Section 1.162-27(c)(2)) if such Restricted Stock has been designed to meet the exception for performance-based compensation under Section 162(m) of the Code. With respect to Restricted Stock granted to a "covered employee," if the restrictions imposed upon such Restricted Stock lapse because of the attainment of performance goals, the Committee shall certify in writing that such performance goals have been attained.

                                   ARTICLE IX
                               STOCK CERTIFICATES

         9.01 Stock Certificates. The Company shall not be required to issue or deliver any certificate for shares of Stock under this Plan prior to fulfillment of all of the following conditions:

                  (A) the admission of such shares to listing on all stock exchanges on which the Stock is then listed, if any;

                  (B) the completion of any registration or other qualification of such shares under any federal or state law, under the rules or regulations of the Securities and Exchange Commission, or under any other governmental regulatory agency which the Committee shall in its sole discretion determine to be necessary or advisable;

                  (C) the obtaining of any approval or other clearance from any federal or state governmental agency which the Committee shall in its sole discretion determine to be necessary or advisable; and

                  (D) the lapse of such reasonable period of time following the exercise of the grant as the Committee from time to time may establish for reasons of administrative convenience.

         If these conditions are not satisfied the employee may lose his rights to such Stock as determined by the Committee.

         Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of a Nonstatutory Stock Option.

                                    ARTICLE X
                                    DIVIDENDS

         10.01 Dividends. At the time of each grant of an Award (other than an Option, Stock Appreciation Right or Restricted Stock) the Committee may, in it sole discretion, determine whether the grant shall provide a dividend or a dividend equivalent and the terms and conditions under which any such dividend or dividend equivalent is to be provided, including but not limited to, permitting or requiring immediate payment, deferral or investment of dividends or dividend equivalents.

                                   ARTICLE XI
                               PLAN ADMINISTRATION

         11.01 Plan Administration. The Plan and all Agreements shall be administered, and all grants under this Plan shall be awarded, by the Committee. The Committee shall have full authority and absolute sole discretion to:

                  (A) determine, consistent with provisions of the Plan, which of the employees shall be granted Awards; the form and terms of such Awards; the timing of such grants; the number of shares subject to each Award and the Option Price of Stock covered by each Option (if applicable); and the period over which the Awards shall become and remain exercisable (if applicable);

                  (B) construe and interpret the Plan and any Agreement or instrument entered into under the Plan;

                  (C) determine the terms and provisions of each respective Agreement, which need not be identical;

                  (D) make all other determinations and take all other actions deemed necessary or advisable for the proper administration of the Plan; and

                  (E) adopt, alter, and repeal such rules, guidelines, and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any grant (including related Agreements); to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

         11.02 Decisions Binding. All determinations and decisions by the Committee pursuant to the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries and other entities in which the Company has an ownership interest, its shareholders, Participants and their estates and beneficiaries.

                                   ARTICLE XII
                            MISCELLANEOUS PROVISIONS

         12.01 Applicable Law. To the extent not preempted by any laws of the United States, the Plan shall be construed, regulated, interpreted and administered according to the laws of the State of Texas.

         12.02 Expenses. The cost of Awards and the expenses of administering the Plan shall be borne by the Company.

         12.03 Gender and Number. Unless the context clearly requires otherwise, the masculine pronoun whenever used shall include the feminine and neuter pronoun, the singular shall include the plural, and vice versa.

         12.04 Headings Not Part of Plan. Headings of Articles and Sections are inserted for convenience of reference only.

         12.05 Indemnification. No member of the Board of Directors or the Committee shall be liable for any action or determination taken or made in good faith with respect to this Plan nor shall any member of the Board of Directors or the Committee be liable for any Agreement issued pursuant to this Plan or any grants under it. Each member of the Board of Directors and the Committee shall be indemnified by the Company against any losses incurred in such administration of the Plan, unless his action constitutes gross negligence or willful misconduct.

         12.06 Limitation of Rights. Neither the adoption and maintenance of the Plan or any Agreement nor anything contained herein shall, with respect to any Participant, be deemed to:

                  (A) limit the right of the Company or any subsidiary to discharge or discipline any such person, or otherwise terminate or modify the terms of his employment; or

                  (B) create any contract or other right or interest under the Plan other than as specifically provided in the Plan and an Agreement.

         12.07 Nontransferability. An Award shall not be transferable by the Participant otherwise than by will or the laws of descent and distribution. During the lifetime of the Participant, such Award shall be exercisable or perfected only by the Participant or his guardian or legal representative in accordance with the terms of this Plan and the Agreement.

         12.08 Other Compensation Plans. The adoption of the Plan shall not affect any other existing or future incentive or compensation plans for directors, officers or employees of the Company or its subsidiaries. Moreover, the adoption of this Plan shall not preclude the Company or its subsidiaries from:

                  (A) establishing any other forms of incentive or other compensation for directors, officers or employees of the Company or its subsidiaries; or

                  (B) assuming any forms of incentive or other compensation of any person or entity in connection with the acquisition or the business or assets, in whole or in part, of any person or entity.

         12.09 Plan Binding on Successors. This Plan shall be binding upon the successors of the Company.

         12.10 Tax Withholding. Each Participant shall, no later than the date as of which the value of a grant or of any Stock or other amount received thereunder first becomes includable in the gross income of the Participant for federal income tax purposes, pay to the Company or other entity which has a withholding obligation with respect to the Participant, or make arrangements satisfactory to the Committee regarding payment of any federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Committee may permit payment of such taxes to be made through the tender of cash or Stock, the withholding of Stock or cash to be received through Awards or any other arrangement satisfactory to the Committee. The Company and its subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

         12.11 Securities Laws. Notwithstanding anything to the contrary expressed in the Plan, any provisions that vary from or conflict with any applicable federal or state securities laws (including any regulations promulgated thereunder) shall be deemed to be modified to conform to and comply with such laws. Without limiting the generality of the foregoing, it is the intention of the Company that the Plan shall comply in all respect with Rule 16b-3 and, if any Plan provision is later found not to be in compliance with Section 16 of the Exchange Act, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3. Notwithstanding anything in the Plan to the Contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

         12.12 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as though the illegal or invalid provision had not been included.

         12.13 Unfunded Status of the Plan. The Plan is intended to be unfunded. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any Participant any rights that are greater than those of a general creditor of the Company.

         12.14 Fractional Shares. No Option may at any time be exercised with respect to a fractional share. In the event shares of Stock are issued pursuant to exercise of a Stock Appreciation Right, no fractional shares shall be issued; however, a fractional Stock Appreciation Right may be exercised for cash.

         12.15 Section 162(m). If the Company is subject to Section 162(m) of the Code, it is intended that the Plan comply fully with and meet all the requirements of Section 162(m) of the Code so that Options, Stock Appreciation Rights and Restricted Stock granted hereunder and, if determined by the Committee, other Awards, shall constitute "performance-based" compensation within the meaning of such section. If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with
Section 162(m) of the Code as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m) of the Code; provided that no such construction or amendment shall have an adverse effect on the economic value to a Participant with respect to any Award previously granted hereunder. With respect to any Award granted to a "covered employee" (as defined in Section 162(m)(3) of the Code), if the payment of such Award is contingent on the satisfaction of performance goals, such performance goals shall be established in writing by the Committee not later than ninety
(90) days after the commencement of the period of service to which the performance goals relate; provided, however, that the performance goals must be established before twenty-five percent (25%) of such period of service has elapsed. The performance goals shall comply with the requirements of Treasury Regulation Section 1.162-27(e)(2). The Committee shall certify in writing prior to payment of any such Award that such performance goals have been satisfied.

                                  ARTICLE XIII
                                CHANGE IN CONTROL

         13.01 Change in Control. In the event of a Change in Control of the Company, the Committee, in its discretion, may take any action with respect to outstanding Awards that it deems appropriate, including but not limited to accelerating the exercisability of Awards or removing any restrictions therefrom, which action may vary among Awards granted to individual Participants.

         For purposes of this Section 13.01, a Change in Control of the Company shall be deemed to have occurred if the conditions set forth in any one or more of the following shall have been satisfied:

                  (A) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities;

                  (B) during any period of two consecutive years (not including any period prior to the Effective Date of the Plan), individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (A), (C) or (D) of this Section 13.01) whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of a least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason other than normal retirement, death or disability to constitute at least a majority thereof;

                  (C) the shareholders of the Company approve a merger or consolidation of the Company with any other person, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities for the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger in which the Company is the surviving entity but no "person" (as defined above) acquires more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities; or

                  (D) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

         Notwithstanding anything herein to the contrary, with respect to Awards granted prior to January 20, 2000, in the event of a Change in Control, all such Awards that are still outstanding and not yet exercisable or are subject to restrictions, shall, unless otherwise provided for in the related Agreements, become immediately exercisable, and all restrictions shall be removed, as of the first date that the Change in Control has been deemed to have occurred, and shall remain as such for the remaining life of the Award as provided herein and within the provisions of the related Agreements. With respect to Awards granted prior to January 20, 2000, a Change in Control of the Company shall be deemed to have occurred if the conditions set forth in any one or more of the following shall have been satisfied:

                  (A) any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities;

                  (B) during any period of two consecutive years (not including any period prior to the Effective Date of the Plan), individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (A), (C) or (D) of this Section 13.01) whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of a least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

                  (C) the shareholders of the Company approve a merger or consolidation of the Company with any other person, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities for the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger in which no "person" (as defined above) acquires more than thirty percent (30%) of the combined voting power of the Company's then outstanding securities; or

                  (D) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

         Notwithstanding anything herein or in any Agreements to the contrary, if a Change in Control occurs and, in connection with or as a result of such Change in Control, neither William V. Morgan nor Richard D. Kinder holds or continues to hold the office of Chairman or Vice Chairman of the Company, all Awards granted under the Plan that are still outstanding and not yet exercisable or are subject to restrictions shall become immediately exercisable, and all restrictions shall be removed, as of the first date that the Change in Control has been deemed to have occurred, and shall remain as such for the remaining life of the Award as provided herein and within the provisions of the related Agreements.

                                   ARTICLE XIV
                 EFFECTIVE DATE AND PLAN AMENDMENTS, TERMINATION

         14.01 Effective Date. This Plan was originally effective on March 24, 1994 (the "Effective Date"). This Plan, as amended and restated, shall be effective on January 20, 2000, which is the date on which the Board of Directors adopted this amended and restated Plan, subject to the approval of the shareholders. All Awards granted under the Plan shall be granted on or before the tenth anniversary of the Effective Date.

         14.02 Termination, Amendment and Modification of Plan. The Board of Directors may at any time terminate or suspend, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, that no such action of the Board of Directors shall be taken without approval of the Company's shareholders if such approval is required to comply with Rule 16b-3, any rule promulgated by the New York Stock Exchange, or Sections 162(m) or 422 of the Code or any successor provisions.

         IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing by the Board of Directors, Kinder Morgan, Inc. has caused these presents to be duly executed in its name and behalf by its proper officers thereunto duly authorized as of this ____ day of _______________, 2000.


                                     KINDER MORGAN, INC.



                                     By:
                                         --------------------------------
                                     Name:
                                           ------------------------------
                                     Title:
                                            -----------------------------

                                                                  APPENDIX B
                               KINDER MORGAN, INC.
                   AMENDED AND RESTATED 1999 STOCK OPTION PLAN


                                   SECTION I.
                               PURPOSE OF THE PLAN

         This Plan is an amendment and restatement of the K N Energy, Inc. 1999 Stock Option Plan. The KINDER MORGAN, INC. AMENDED AND RESTATED 1999 STOCK OPTION PLAN (the "Plan) is intended to provide a means whereby certain employees of KINDER MORGAN, INC., a Kansas corporation (the "Company"), and its subsidiaries may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. Accordingly, the Company may grant to certain employees ("Optionees") the option ("Option") to purchase shares of the common stock of the Company, par value $5.00 per share ("Stock"), as hereinafter set forth. Options granted under the Plan shall be options that do not constitute incentive stock options within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

                                   SECTION II.
                                 ADMINISTRATION

         The Plan shall be administered by a committee (the "Committee") of, and appointed by, the Board of Directors of the Company (the "Board"), and the Committee shall be (a) comprised solely of two or more outside directors (within the meaning of Section 162(m) of the Code and applicable interpretive authority thereunder), and (b) constituted so as to permit the Plan to comply with Rule 16b-3, as currently in effect or as hereinafter modified or amended ("Rule 16b-3"), promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Committee shall have sole authority to select the Optionees from among those individuals eligible hereunder and to establish the number of shares of Stock which may be issued under each Option. In selecting the Optionees from among individuals eligible hereunder and in establishing the number of shares of Stock that may be issued under each Option, the Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success and such other factors as the Committee in its discretion shall deem relevant. The Committee is authorized to interpret the Plan and may from time to time adopt such rules and regulations, consistent with the provisions of the Plan, as it may deem advisable to carry out the Plan. All decisions made by the Committee in selecting the Optionees, in establishing the number of shares of Stock which may be issued under each Option and in construing the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company, its subsidiaries and other entities in which the Company has an ownership interest, its shareholders, Optionees and their estates and beneficiaries.

                                  SECTION III.
                                OPTION AGREEMENTS

         (a) Each Option shall be evidenced by a written agreement between the Company and the Optionee ("Option Agreement") which shall contain such terms and conditions as may be approved by the Committee, including, but not limited to, the number of shares of Stock that may be purchased under the Option and the price per share of Stock purchasable under the Option ("Option Price"). The terms and conditions of the respective Option Agreements need not be identical. Specifically, an Option Agreement may provide for the surrender of the right to purchase shares of Stock under the Option in return for a payment in cash or shares of Stock or a combination of cash and shares of Stock equal in value to the excess of the fair market value of the shares of Stock with respect to which the right to purchase is surrendered over the Option Price therefor ("Stock Appreciation Rights"), on such terms and conditions as the Committee in its sole discretion may prescribe. Moreover, an Option Agreement may provide for the payment of the Option Price, in whole or in part, by the delivery of a number of shares of Stock (plus cash if necessary) having a fair market value equal to such Option Price.

         (b) For all purposes under the Plan, the fair market value of a share of Stock on a particular date shall be equal to the closing sales price of the Stock reported on the New York Stock Exchange Composite Tape on that date; or, if no prices are reported on that date, on the last preceding date on which such prices of the Stock are so reported. In the event Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

         (c) Each Option and all rights granted thereunder shall not be transferable other than (i) by will or the laws of descent and distribution,
(ii) between an Optionee and his or her former spouse, but only if such transfer is incident to a divorce under Section 1041(a) of the Code, or (iii) with the consent of the Committee.

                                   SECTION IV.
                             ELIGIBILITY OF OPTIONEE

         The Plan is intended to constitute a "broadly-based plan" for purposes of the shareholder approval policy of the New York Stock Exchange relating to stock option plans, and the Plan shall be administered accordingly.

         Options may be granted only to individuals who are employees (including officers and directors who are also employees) of the Company or an entity in which the Company has an ownership interest, directly or indirectly, at the time the Option is granted or who will be future employees within 90 days of any grant of Options, and, in any event, at least a majority of the full-time employees in the United States of the Company or any parent or subsidiary corporation (as defined in Section 424 of the Code) (who are "exempt employees" under the Fair Labor Standards Act of 1938) shall be eligible to receive grants of Options. Options may be granted to the same individual on more than one occasion.

         At least a majority of the shares of Stock underlying Options awarded under the Plan, during the three-year period commencing on the date the Plan is adopted by the Company, shall be made to eligible employees who are neither officers nor directors of the Company.

                                   SECTION V.
                           SHARES SUBJECT TO THE PLAN

         The aggregate number of shares of Stock which may be issued under Options granted under the Plan shall not exceed 5,500,000. Such shares may consist of authorized but unissued shares of Stock or previously issued shares of Stock reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Options at the termination of the Plan shall cease to be subject to the Plan, but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan. Should any Option hereunder expire or terminate prior to its exercise in full, the shares theretofore subject to such Option may again be subject to an Option granted under the Plan to the extent permitted under Rule 16b-3. The aggregate number of shares of Stock which may be issued under the Plan shall be subject to adjustment in the same manner as provided in Paragraph VIII hereof with respect to shares of Stock subject to Options then outstanding. Exercise of an Option in any manner, including an exercise involving a Stock Appreciation Right, shall result in a decrease in the number of shares of Stock which may thereafter be available, both for purposes of the Plan and for sale to any one individual, by the number of shares as to which the Option is exercised.

         Notwithstanding any provision in the Plan to the contrary, no more than 1,000,000 shares of Stock may be subject to Options granted under the Plan to any one individual during the term of the Plan. The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated under the Plan to constitute "performance-based" compensation for purposes of Section 162(m) of the Code, including, without limitation, counting against such maximum number of shares of Stock, to the extent required under
Section 162(m) of the Code and applicable interpretive authority thereunder, any shares of Stock subject to Options that are canceled or repriced.

                                   SECTION VI.
                                  OPTION PRICE

         The Option Price of Stock issued under each Option shall be determined by the Committee, but such Option Price shall not be less than the fair market value of Stock subject to the Option on the date the Option is granted.

                                  SECTION VII.
                                  TERM OF PLAN


         This Plan was originally effective on October 8, 1999 (the "Effective Date"). This Plan, as amended and restated, shall be effective on January 20, 2000, which is the date on which the Board adopted this amended and restated Plan, subject to the approval of the shareholders.

Except with respect to Options then outstanding, if not sooner terminated under the provisions of Paragraph IX, the Plan shall terminate upon and no further Options shall be granted after the expiration of ten years from the Effective Date.

                                  SECTION VIII.
                       RECAPITALIZATION OR REORGANIZATION

         (a) The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

         (b) The shares with respect to which Options may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the number of shares of Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the Option Price per share shall be proportionately reduced, and
(ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the Option Price per share shall be proportionately increased. Any fractional share resulting from such adjustment shall be rounded up to the next whole share.

         (c) If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a "Recapitalization"), the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the Recapitalization if, immediately prior to the Recapitalization, the Optionee had been the holder of record of the number of shares of Stock then covered by such Option. If (i) any "person," as such term is used in Sections 13(d) and 14(d) of the 1934 Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities, (ii) during any period of two consecutive years (not including any period prior to the Effective Date of this Plan), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in (i), (iii) or (iv) of this Paragraph VIII(c)) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason other than normal retirement, death or disability to constitute at least a majority thereof, (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other person, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities for the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (2) a merger in which the Company is the surviving entity but no "person" (as defined above) acquires more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities, or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect) (each such event described in clauses (i), (ii), (iii) and (iv) is referred to herein as a "Corporate Change"), no later than (A) ten days after the approval by the shareholders of the Company of such merger or consolidation, plan of complete liquidation, or sale or disposition of assets or (B) thirty days after a change of control of the type described in clause (i) or (ii), the Committee, acting in its sole discretion without the consent or approval of any Optionee, shall act to effect one or more of the following alternatives, which may vary among individual Optionees and which may vary among Options held by any individual
Optionee: (I) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of Optionees thereunder shall terminate, (II) require the mandatory surrender to the Company by selected Optionees of some or all of the outstanding Options held by such Optionees (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay to each Optionee an amount of cash per share equal to the excess, if any, of the amount calculated in Subparagraph (d) below (the "Change of Control Value") of the shares subject to such Option over the Option Price(s) under such Options for such shares,
(III) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding) or (IV) provide that the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of Stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution, the Optionee had been the holder of record of the number of shares of Stock then covered by such Option. Notwithstanding anything herein to the contrary, if a Corporate Change occurs and, in connection with or as a result of such Corporate Change, neither William V. Morgan nor Richard D. Kinder holds or continues to hold the office of Chairman or Vice Chairman of the Company, all Options granted hereunder shall immediately become fully exercisable.

         (d) For the purposes of clause (II) in Subparagraph (c) above, the "Change of Control Value" shall equal the amount determined in clause (i), (ii) or (iii), whichever is applicable, as follows: (i) the per share price offered to shareholders of the Company in any such merger, consolidation, reorganization, sale of assets or dissolution transaction, (ii) the price per share offered to shareholders of the Company in any tender offer or exchange offer whereby a Corporate Change takes place, or (iii) if such Corporate Change occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options. In the event that the consideration offered to shareholders of the Company in any transaction described in this Subparagraph (d) or Subparagraph (c) above consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consolidation offered which is other than cash.

         (e) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Options theretofore granted or the Option Price per share.

                                   SECTION IX.
                            AMENDMENT OR TERMINATION

         The Board in its discretion may terminate the Plan at any time with respect to any shares for which Options have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided, that (a) no change in any Option theretofore granted may be made which would impair the rights of the Optionee without the consent of such Optionee; (b) the Board may not make any alteration or amendment which would decrease any authority granted to the Committee hereunder in contravention of Rule 16b-3; and (c) no such action of the Board shall be taken without approval of the Company's shareholders if such approval is required to comply with Rule 16b-3, any rule promulgated by the New York Stock Exchange, or Section 162(m) of the Code or any successor provisions.

                                   SECTION X.
                                 SECURITIES LAWS

         (a) The Company shall not be obligated to issue any Stock pursuant to any Option granted under the Plan at any time when the offering of the shares covered by such Option have not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the offering and sale of such shares.

         (b) It is intended that the Plan and any grant of an Option made to a person subject to Section 16 of the 1934 Act meet all of the requirements of Rule 16b-3. If any provision of the Plan or any such Option would disqualify the Plan or such Option under, or would otherwise not comply with, Rule 16b-3, such provision or Option shall be construed or deemed amended to conform to Rule 16b-3.

                                   SECTION XI.
                                  MISCELLANEOUS

         (a) Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an employee any right to be granted an Option or any other rights hereunder except as may be evidenced by an Option Agreement duly executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded.

         (b) Nothing contained in the Plan shall (i) confer upon any employee any right with respect to continuation of employment with the Company or any subsidiary or (ii) interfere in any way with the right of the Company or any subsidiary to terminate his or her employment at any time.

         (c) Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action which is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Option made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

         (d) Any Option Agreement or related document may be executed by facsimile signature. If any officer who shall have signed or whose facsimile signature shall have been placed upon any such Option Agreement or related document shall have ceased to be such officer before the related Option is granted by the Company, such Option may nevertheless be issued by the Company with the same effect as if such person were such officer at the date of grant.

         (e) This Plan shall be construed in accordance with the laws of the State of Texas.

         IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing by the Board of Directors, Kinder Morgan, Inc. has caused these presents to be duly executed in its name and behalf by its proper officers thereunto duly authorized as of this ____ day of _______________, 2000.


                                          KINDER MORGAN, INC.



                                          By:

                                          Name:


                                          Title:

                                                                      APPENDIX C

                               KINDER MORGAN, INC.
                   AMENDED AND RESTATED 1992 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS



         1. PURPOSE OF THE PLAN: This Plan is an amendment and restatement of the K N Energy, Inc. 1992 Stock Option Plan for Non-Employee Directors, as amended. The purpose of the Kinder Morgan, Inc. Amended and Restated 1992 Stock Option Plan for Non-Employee Directors (the "Plan") is to promote the interests of Kinder Morgan, Inc., a Kansas corporation (the "Company"), and its stockholders by increasing the potential compensation of the non-employee members of the Company's Board of Directors (the "Board"), thereby assisting the Company in its efforts to attract well-qualified individuals to serve as its directors and to retain their services. Options granted under this Plan are intended to constitute nonqualified stock options (options that do not qualify as incentive stock options within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code")), and the Plan shall be construed so as to carry out that intention.

         2. COMPENSATION COMMITTEE: The Plan shall be administered by the Compensation Committee of the Board (the "Committee"), which shall be constituted so as to permit the Plan to comply with Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. The interpretation by the Committee of the Plan and of options granted under the Plan shall be conclusive upon all participants.

         3. SHARES SUBJECT TO THE PLAN: The aggregate number of shares of the Company's Common Stock, $5 par value per share ("Common Stock"), which may be issued under options granted under the Plan shall not exceed 525,000, subject to adjustment as provided in Paragraph 5. Shares issued under the Plan may be either authorized and unissued shares or treasury shares. Shares subject to, but not delivered under, any option terminating or expiring for any reason prior to exercise thereof, shall thereafter be available for issuance upon exercise of any other option under the Plan granted on or prior to December 31, 2009.

         4. NUMBER OF SHARES TO BE GRANTED EACH ELIGIBLE DIRECTOR:

                  (a) Within thirty (30) days after initial election to the Board by the Company's stockholders, the Committee shall grant to each director an option for a number of shares equal to the number of shares authorized by the Committee, not to exceed 20,000 shares per calendar year.

                  (b) If an individual is elected by the Board to fill an unexpired term or vacancy on the Board, the Committee shall, within thirty (30) days of such election, grant to such director an option for a number of shares not to exceed 20,000.

                  (c) On the first business day on or after each annual shareholders meeting, the Committee, in its discretion, may grant to each director an option not to exceed 10,000 shares for that calendar year.

         5. ADJUSTMENT: Appropriate adjustments in the maximum number of shares of Common Stock issuable pursuant to the Plan, the number and the purchase price of shares covered by outstanding options granted under the Plan and the maximum number of shares that may be subject to each grant of options under Paragraph 4 shall be made to give effect to any stock splits, stock dividends or other relevant changes in the capitalization of the Company occurring after the date of adoption of the Plan and any amendments to the Plan by the Board. The decision of the Board as to the amount and timing of any such adjustments shall be conclusive. In the event of any merger, consolidation or other reorganization of the Company with any other corporation or corporations in which the Company is not the survivor, there shall be substituted for each share of Common Stock then subject to the Plan, whether or not at the time subject to outstanding options, the number and kind of shares of stock, or other securities into which each outstanding share of Common Stock of the Company shall be converted by such merger, consolidation or reorganization. In the event of any other relevant change in the capitalization of the Company, the Board shall provide for an equitable adjustment in the number of shares of Common Stock then subject to the Plan, whether or not then subject to outstanding options, and the 4 maximum number of shares to be subject to each grant of options under Paragraph shall also be adjusted. In the event of any such adjustment, the purchase price per share shall be proportionately adjusted as necessary.

         6. ELIGIBLE NON-EMPLOYEE DIRECTORS: Options shall be granted to all elected directors of the Company who are not salaried employees of the Company.

         7. OPTION PRICE: The purchase price to be paid for each share of Common Stock deliverable upon exercise of any option shall be determined by the Committee in its discretion at or prior to the time the option is granted, but shall not be less than one hundred percent (100%) of the fair market value of the Common Stock on the date the option is granted or less than the par value of the shares subject to the option. The fair market value per share on any given date shall be the closing price per share of Common Stock on the New York Stock Exchange on such date.

         8. OPTION PERIOD AND CONDITION OF EXERCISE: A director receiving an option pursuant to the Plan may purchase the shares issuable thereunder, commencing on the date of grant. Each option shall cease to be exercisable upon the expiration of a period of ten (10) years from the date of grant. To the extent an option may be exercised pursuant to the foregoing, it may be exercised in whole at any time, or in part from time to time. An option may be exercised by giving written notice to the Company addressed to the attention of the Senior Vice President of Human Resources and Administration (i) specifying the number of shares to be purchased and accompanied by payment therefor in full in cash or, in the sole discretion of the Committee, in full or in part, in shares of Common Stock of the Company at their fair market value at the close of business on the date of exercise determined in the manner consistent with Paragraph 7, and (ii) unless the Company consents to the contrary, representing that all shares purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of said shares (except in the case of a purchase by the executors or administrators under Paragraph 10, for distribution to the director's legal heirs, legatees or other testamentary beneficiaries, but not for sale).

         9. OPTIONS NOT TRANSFERABLE: No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable, during his or her lifetime, only by the director to whom an option is granted. Except as permitted by the preceding sentence, no option or any right thereunder shall be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate or otherwise dispose of, or be subject to execution, attachment or similar process, any option, or of any right thereunder, contrary to the provisions hereof, such option and all rights thereunder shall immediately become null and void. Notwithstanding the foregoing, if a director obtains the approval of the Committee after making a request to the Committee in writing, a director may transfer or assign an option to a family partnership or other estate planning arrangement, or to a charity.

         10. TERMINATION OF BOARD MEMBERSHIP OR DEATH:

                  (a) If the membership on the Board of a director to whom an option has been granted is terminated for any reason other than his or her death, such option may be exercised by the terminated director at any time prior to the end of the calendar year in which it was granted, or within three (3) months after the termination, whichever is longer (but in no event after the expiration of ten (10) years from the date of the grant thereof with respect to all or any part of the number of shares remaining subject to the option.)

                  (b) If the membership on the Board of a director to whom an option has been granted is terminated by reason of his or her death, such director's option shall be exercisable by his or her estate or the person or persons who acquire the right to exercise such option by bequest or inheritance at any time within one (1) year after the date of death to the extent the director was entitled to exercise the option at the time of his or her death (but in not event after the expiration of a period of ten (10) years from the date of grant) with respect to all or any part of the number of shares remaining subject to the option.

         11. LISTING AND REGISTRATION OF SHARES: Each option shall be subject to the requirement that, if at any time the Board determines, in its discretion, that the listing, registration or qualification of the shares to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Board. The Company may require that certificates evidencing shares issued upon the exercise of any option bear an appropriate legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited unless such shares have been registered under the Securities Act of 1933, as amended, for transfer in accordance with the intended method of distribution or the Company shall have been furnished with an opinion of counsel satisfactory to it to the effect that such registration is not required.

         12. ADMINISTRATION: Subject to the provisions of the Plan, the Committee shall be authorized to interpret the Plan and the options granted under the Plan, to establish, amend and rescind such rules and regulations as it deems necessary for the proper administration of the Plan, and to make all other determinations necessary or advisable for its administration. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option in the manner and to the extent it shall deem desirable to carry it into effect. The determinations of the Committee on the matters referred to in this paragraph shall be conclusive on all parties.

         13. FEDERAL INCOME TAX CONSEQUENCES: The following summary is intended only as a general guide as to the United States federal income tax consequences under the current law with respect to participation in the Plan, and does not attempt to describe all possible federal or other tax consequences of such participation. Participants should consult their own tax advisors prior to the exercise of any option and prior to the disposition of any shares of Common Stock acquired upon the exercise of an option.

         There are no federal income tax consequences to an optionee upon the grant of an option which does not constitute an incentive stock option ("Nonincentive Stock Option") within the meaning of Section 422 of the Code. Generally, upon the exercise of a Nonincentive Stock Option, the optionee will realize ordinary income in the year of exercise, in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price. Upon a subsequent disposition of the shares received upon exercise of a Nonincentive Stock Option, any difference between the amount received for the stock and the basis of the stock (option price plus any ordinary income recognized) will be treated as long-term or short-term capital gain or loss, depending on the holding period of the shares. Upon an optionee's exercise of a Nonincentive Stock Option, the Company will usually be entitled to claim a deduction at the same time and in the same amount as income is recognized to the optionee.

         Each optionee shall, no later than the date as of which an amount related to an option first becomes includable in the gross income of the optionee for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Committee may permit payment of such taxes to be made through the tender of cash or Common Stock or any other arrangement satisfactory to the Committee. The Company and its subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the optionee.

         The Plan is not qualified under Section 401(a) of the Code. The United States Department of Labor has not yet issued definitive regulations or other authority regarding the applicability of the

Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to stock option plans such as the Plan. Subject to the issuance or regulations or other authority to the contrary, the Company believes the Plan is not subject to any provisions of ERISA.

         14. EFFECTIVE DATE: This Plan was originally effective on January 1, 1992. This Plan, as amended and restated, shall be effective on January 20, 2000, which is the date on which the Board of Directors adopted this amended and restated Plan, subject to the approval of the stockholders of the Company. Unless terminated sooner pursuant to Paragraph 17, this Plan shall terminate on December 31, 2009.

         15. NO RIGHT TO CONTINUE AS A DIRECTOR: Nothing contained in the Plan or any agreement hereunder will confer upon any optionee any right to continue to serve as a director of the Company.

         16. NO STOCKHOLDER RIGHTS CONFERRED: Nothing contained in the Plan or any agreement hereunder will confer upon any optionee (or any person or entity claiming rights by or through a optionee) any rights of a stockholder of the Company unless and until an option is validly exercised in accordance with the terms hereof.

         17. TERMINATION, AMENDMENT AND MODIFICATION OF PLAN: The Board may at any time terminate or suspend, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, that to the extent necessary and desirable to comply with the Code or any other applicable law or regulation, including the requirements of any stock exchange on which the Common Stock is listed or quoted, no such action of the Board shall be taken without approval of the Company's shareholders in such manner and to such degree as is required by the applicable law or regulation.

         No suspension, termination, modification or amendment of the Plan may, without the consent of an optionee, adversely affect his or her rights with respect to options theretofore granted to such optionee.

         18. GOVERNING LAW: To the extent not preempted by any laws of the United States, the Plan shall be construed, regulated, interpreted and administered according to the laws of the State of Texas.

         IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing by the Board, Kinder Morgan, Inc. has caused these presents to be duly executed in its name and behalf by its proper officers thereunto duly authorized as of this ____ day of _______________, 2000.


                                     KINDER MORGAN, INC.



                                     By:
                                          -------------------------------

                                     Name:
                                           ------------------------------

                                     Title:
                                            -----------------------------

                                                                      APPENDIX D

                           2000 ANNUAL INCENTIVE PLAN
                                       OF
                               KINDER MORGAN INC.


                                    I GENERAL

1.1  PURPOSE OF THE PLAN

     The 2000 Annual Incentive Plan (the "Plan") of Kinder Morgan, Inc. (the "Company") is intended to advance the best interests of the Company and its subsidiaries by providing certain employees with additional incentives through the payment of bonuses based on the performance of the Company relating to specified objective financial and business criteria, thereby increasing the personal stake of such employees in the continued success and growth of the Company and encouraging them to remain in the employ of the Company. Awards under the Plan are intended to qualify as "qualified performance-based compensation" for purposes of Section 162(m) of the Internal Revenue Code ("Section 162(m)") and the regulations thereunder.

1.2  ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Compensation Committee or other designated Committee (the "Committee") of the Board of Directors of the Company (the "Board of Directors") which shall consist solely of two or more directors, each of whom qualifies as an "outside director" for purposes of Section 162(m). The Committee shall have authority, subject to the provisions of the Plan, in its discretion, to grant awards ("Awards") under the Plan, to interpret conclusively the provisions of the Plan, to adopt such rules and regulations for carrying out the Plan as it may deem advisable, to decide conclusively all questions of fact arising in the application of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. All decisions and acts of the Committee shall be final and binding upon all affected Plan participants. No member of the Committee shall be liable for any action taken, or determination made, in good faith.

1.3  ELIGIBILITY

     All employees of the Company and its subsidiaries shall be eligible to participate in the Plan ("Eligible Employees"). Directors who are not employees of the Company or its subsidiaries shall not be eligible to participate in the Plan.

1.4  AWARDS UNDER THE PLAN

     The Committee shall designate the Eligible Employees, if any, to be granted Awards under the Plan ("Participant"). No employee shall be a Participant or be entitled to any payment hereunder unless such employee is granted an Award by the Committee. All Awards granted under the Plan shall be on the terms and subject to the conditions hereinafter provided.

1.5  OTHER COMPENSATION PROGRAMS

     The existence and terms of the Plan shall not limit the authority of the Board of Directors in compensating employees of the Company and its subsidiaries in such other forms and amounts, including compensation pursuant to any other plans as may be currently in effect or adopted in the future, as it may determine from time to time.

                        II TERMS AND CONDITIONS OF AWARDS

2.1  ESTABLISHMENT OF PERFORMANCE OBJECTIVES AND BONUS OPPORTUNITY

     Prior to the commencement of each Performance Year (or such later time as may be permitted for qualified performance-based compensation under Section 162(m) and the regulations thereunder), the Committee shall establish written Performance Objectives and a Bonus Opportunity for each Award granted to a Participant for such Performance Year. The Performance Objectives shall be based on one or more of the following criteria:

     (a)  Company earnings per share;

     (b)  Cash distributions to shareholders;

     (c) Company or subsidiary earnings before interest and taxes or earnings before interest, taxes and corporate charges;

     (d)  Company or subsidiary net income;

     (e)  Company or subsidiary revenues;

     (f)  Company or subsidiary unit revenues minus unit variable costs;

     (g) Company or subsidiary return on capital, return on equity, return on assets, or return on invested capital;

     (h) Company or subsidiary cash flow return on assets or cash flows from operating activities;

     (i)  Company or subsidiary capital expenditures;

     (j) Company or subsidiary operations and maintenance expense or general and administrative expense; and

     (k)  Company or subsidiary debt-equity ratios and key profitability ratios.

     At the time of setting the Performance Objectives, the Committee shall specify the formula to be used in calculating each of the criteria on which an Award is based. The Bonus Opportunity shall be expressed as an amount of cash. The Committee may also specify a minimum acceptable level of achievement of the relevant Performance Objectives, as well as one or more additional levels of achievement, and a formula to determine the percentage of the Bonus Opportunity deemed to have been earned by the Participant upon attainment of each such level of achievement, which percentage may exceed 100%. The Performance Objectives and Bonus Opportunity relating to any particular Award need not be the same as those relating to any other Award, whether made at the same or a different time.

2.2  PERFORMANCE YEAR

     The Performance Year with respect to an Award shall be the calendar year within which the Performance Objectives relating to that Award are to be achieved.

2.3  EARNING OF AWARD

     Promptly after the date on which the necessary information for a particular Performance Year becomes available, the Committee shall determine, and certify in writing, the extent to which the Bonus Opportunity for such Performance Year has been earned, through the achievement of the relevant Performance Objectives, by each Participant for such Performance Year. Notwithstanding the terms of any Award, the maximum payout under this Plan to any individual for any Performance Year shall not exceed $1,500,000.

2.4  DISCRETIONARY DOWNWARD ADJUSTMENTS

     Notwithstanding the terms of any Award, the Committee, in its sole and absolute discretion, may reduce the amount of the Award payable to any Participant for any reason, including the Committee's judgment that the Performance Objectives have become an inappropriate measure of achievement, a change in the employment status, position or duties of the Participant, unsatisfactory performance of the Participant, or the Participant's service for less than the entire Performance Year. Notwithstanding the foregoing, the reduction of an Award payable to a Participant may not result in an increase in the amount of an Award payable to another Participant.

2.5  DISTRIBUTIONS

     Promptly after the Committee has determined and certified in writing the extent to which an Award has been earned, such Award shall be distributed in cash in a lump sum or in a combination of cash and company stock or stock options, unless the Committee determines, either at the time of grant or the time of distribution, to distribute all or a portion of such Award in installments or as deferred compensation. The Committee, in its discretion, may adopt a program to permit Participants to defer all or a portion of their Award.

2.6  CHANGE IN CONTROL

     Notwithstanding any other provision of this Plan or contained in any Award granted hereunder (including any provision for deferred payment thereof), upon the occurrence of a Change in Control (as defined in Section 3.6), the Committee, in its discretion, may take any action with respect to outstanding Awards that it deems appropriate, which action may vary among Awards granted to individual Participants. If a Change in Control occurs and, in connection with or as a result of such Change in Control, neither William V. Morgan nor Richard
D. Kinder holds or continues to hold the office of Chairman or Vice Chairman of the Company, each Participant shall be deemed to have earned 100% of the Bonus Opportunities contained in any outstanding Awards for which the determinations described in Section 2.3 have not been made, and the amount of such Bonus Opportunities shall be paid promptly (and no later than 30 days after the Change of Control) in a cash lump sum. Notwithstanding the provisions of Section 2.4, following a Change in Control the Committee shall not adjust the Bonus Opportunity specified in an Award from that in effect immediately prior to the Change in Control in a manner adverse to the Participant.

                            III ADDITIONAL PROVISIONS

3.1  AMENDMENTS

     The Board of Directors may, in its sole discretion, amend the Plan from time to time. Any such amendment may be made without stockholder approval unless required to satisfy Section 162(m).

3.2  WITHHOLDING

     Payments under the Plan shall be net of an amount sufficient to satisfy any federal, state or local withholding tax liability.

3.3  NON-ASSIGNABILITY; DEATH OF PARTICIPANT

     No Award under the Plan shall be assignable or transferable by the holder thereof except by will or by the laws of descent and distribution. In the event of the death of a Participant, any payments due to such Participant shall be paid to his beneficiary designated in writing to the Committee, or, if none has been designated, to his estate.

3.4  NON-UNIFORM DETERMINATIONS

     Determinations by the Committee under the Plan (including, without limitation, determinations of the persons to receive Awards; the terms and provisions of such Awards; the relevant Performance Objectives; the amount of Bonus Opportunity; and the amount of any downward adjustment) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

3.5  NO GUARANTEE OF EMPLOYMENT

     The grant of an Award under the Plan shall not constitute an assurance of continued employment for any period.

3.6  CHANGE IN CONTROL

     A "Change in Control" shall be deemed to have occurred if the conditions set forth in any one or more of the following shall have been satisfied:

          (a) any "person," as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange
     Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities;

          (b) during any period of two consecutive years (not including any period prior to the Effective Date of the Plan), individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c) or (d) of this Section 3.6) whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason other than normal retirement, death or disability to constitute at least a majority thereof;

          (c) the shareholders of the Company approve a merger or consolidation of the Company with any other person, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities for the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger in which the Company is the surviving entity but no "person" (as defined above) acquires more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities; or

          (d) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

3.7  UNFUNDED STATUS OF AWARDS; CREATION OF TRUSTS

     The Plan is intended to constitute an "unfunded" plan. With respect to any amounts payable to a Participant pursuant to an Award, nothing contained in the Plan (or in any documents related thereto), nor the creation or adoption of the Plan, the grant of any Award, or the taking of any other action pursuant to the Plan, shall give any such Participant any rights that are greater than those of a general creditor of the Company. The Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan.

3.8  EFFECTIVE DATE AND DURATION OF PLAN

     The Plan shall become effective on January 1, 2000 subject to the approval thereof by stockholders of the Company at the 2000 annual meeting. No payments shall be made under the Plan if the stockholder approval requirements of Section 162(m) and the regulations thereunder are not satisfied. Awards may be granted under the Plan for calendar years 2000 through 2005, unless the Plan is terminated earlier by the Board of Directors, in its sole discretion. The Plan shall remain in effect for purposes of administering the payment of Awards granted under the Plan until such payments have been completed.

                                                                      APPENDIX E

                               KINDER MORGAN, INC.
                          EMPLOYEES STOCK PURCHASE PLAN


     1. Purpose. This Plan is an amendment and restatement of the K N Energy, Inc. Employees Stock Purchase Plan. The purpose of this Employee Stock Purchase Plan is to encourage and enable eligible employees of Kinder Morgan, Inc. and its Subsidiaries to acquire proprietary interests in the Company through the ownership of Common Stock in order to establish a closer identification of their interests with those of the Company by providing them with another and more direct means of participating in its growth and earnings which, in turn, will provide motivation for participating employees to remain in the employ of and to give greater effort on behalf of their Employers. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as now in effect and as may hereafter from time to time be amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code.

     2. Definitions. Unless the context clearly requires a different meaning, the following words or terms, when used herein, shall have the following respective meanings:

          (a) "Account" shall mean the separate book entry account(s) which the Plan Administrator shall maintain for each Participant under the Plan.

          (b)  "Board" shall mean the Board of Directors of the Company.

          (c) "Closing Price" on a particular date shall mean and refer to the closing price of the Stock on the New York Stock Exchange, Inc. composite tape on such date, or if no such prices are reported on that date, on the preceding day on which such prices of the Stock are so reported. If the Stock is not listed on the New York Stock Exchange at the time a determination of its Closing Price is requested to be made hereunder, then the determination of Closing Price shall be made by the Committee in such a manner as its deems appropriate.

          (d) "Committee" shall mean and refer to the committee appointed by the Board to interpret and oversee the administration of this Plan.

          (e) "Company" shall mean Kinder Morgan, Inc., a Kansas corporation, and its successors.

          (f) "Date of Purchase" shall mean the last trading day of the Purchase Period, or such other date as specified in Paragraph 17 herein, on which date shares of Stock relating to Options for such Purchase Period shall be purchased.

          (g) "Election to Purchase Shares" shall mean a statement signed by an Eligible Employee on a form provided by the Plan Supervisor indicating the employee elects to purchase and authorizing a payroll deduction for the purchase of as many Shares of stock as the amount of his accrued payroll deductions at the end of any Offering can purchase.

          (h) "Eligible Employee" or "Employee" shall mean and refer to all persons regularly employed by the Company, or one of its Subsidiaries; provided, however, the Plan shall neither permit nor deny participation in the Plan contrary to requirements of the Code; provided further, persons whose customary employment is for twenty hours or less per week shall not be an "Employee" or an "Eligible Employee" as those terms are used herein; and provided further, that the Committee may determine, as to any Offering of Common Stock made under this Plan, that the offer will not be extended to highly compensated employees (within the meaning of Section 414(q) of the Code).

          (i) "Employer" shall mean the Company and its Subsidiaries. As used in this Plan, the term "Employer" means collectively the Company and all Subsidiaries, unless the context requires a different meaning.

          (j)  "Enrollment Date" shall mean the first day of each Purchase
               Period.

          (k) "Option" or "Options" shall mean and refer to the right or rights granted to Eligible Employees to purchase the Company's Common Stock under an Offering made under this Plan.

          (l) "Participant" is an Employee who is eligible to be and becomes a Participant in an Offering in accordance with the provisions of Paragraph 7 herein.

          (m) "Plan" shall mean and refer to this Kinder Morgan, Inc. Employees Stock Purchase Plan, as it may be amended from time to time.

          (n) "Plan Administrator" shall mean and refer to the Plan Administrator appointed by the Board to administer this Plan.

          (o) "Plan Year" shall mean the period beginning on each January 1 and ending on the following December 31.

          (p) "Plan Supervisor" shall mean and refer to the person(s) designated pursuant to Paragraph 4 herein to assist Employees and/or Participants in Plan matters.

          (q) "Purchase Period" or "Offering" shall mean and refer to a three month period beginning on each January 1, April 1, July 1 and October 1.

          (r) "Rule 16b-3" shall mean Rule 16b-3, as currently in effect or as hereinafter modified or amended, promulgated under the Securities Exchange Act of 1934.

          (s) "Shares," "Stock" or "Common Stock" shall mean and refer to shares of common stock of the Company, par value $5.00.

          (t) "Subscription/Enrollment Deadline" shall mean, for each Purchase Period, the date which is two weeks prior to an Eligible Employee's first payday during such Purchase Period. Notwithstanding the foregoing, a newly-hired Employee shall have an initial Subscription/Enrollment Deadline, which shall be the date which is 30 days after such Employee's date of hire. Thereafter, such newly-hired Employee shall be subject to the Subscription/Enrollment Deadline described in the first sentence of this paragraph. Elections to Purchase Shares during each Purchase Period must be received no later than the applicable Subscription/Enrollment Deadline, as provided in Paragraph 7.(a) and 7.(b) herein. Notwithstanding the preceding sentence, the Committee, in its discretion, may allow Employees to file an Election to Purchase Shares after a Subscription/Enrollment Deadline for a particular Purchase Period, to be effective as of the first payroll period beginning after the Election to Purchase Shares is filed. Such discretion, if exercised, must be applied to all Employees.

          (u) "Subsidiary" means any "subsidiary corporation" of the Company, as defined in Code Section 424(f).

     3. Number of Shares Under the Plan. A total of 2,400,000 Shares of Common Stock may be sold to Eligible Employees under this Plan. These may be new issue Shares or may be Shares reacquired by the Company, both at the sole option of the Company. Such Shares may be sold pursuant to one or more Offerings under the Plan. The aggregate number of Shares which may be issued under the Plan shall be subject to adjustment in the same manner as provided in Paragraph 17 herein with respect to Shares subject to Options then outstanding.

     4. Administration of the Plan. This Plan shall be administered by a Plan Administrator appointed from time to time by the Board. The Plan Administrator is vested with full authority to administer the Plan. The Committee is vested with full authority to make and interpret such equitable rules and regulations regarding this Plan as it may deem advisable. The Committee's determinations as to the interpretation and operation of this Plan shall be final and conclusive.

     All actions taken by the Plan Administrator, and all actions taken, and all interpretations and determinations made by the Committee and the Plan Supervisor in good faith (including determinations of fair market value) shall be final and binding upon Eligible Employees, Participants, the Company and all other interested persons. Neither the Plan Administrator nor any member of the Committee nor the Plan Supervisor shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.

     The Committee may act by a majority vote at a regular or special meeting of the Committee or by decision reduced to writing and signed by a majority of the Committee without holding a formal meeting.

     Vacancies in the membership of the Committee arising from death, resignation or other inability to serve shall be filled by appointment by the Board.

     To aid in administering the Plan, the Committee may appoint one or more Plan Supervisors and the Committee may allocate to each person so appointed certain limited responsibilities to carry out the directives of the Committee in all phases of the administration of the Plan. Specifically, the Committee may delegate to such agent or agents any of its responsibilities under the Plan except its responsibilities to establish the maximum and minimum dollar amounts to be paid by any single Eligible Employee for the purchase of Stock during any Offering, allocations of available Stock, and its authority to construe and interpret the provisions of the Plan and to amend and terminate the Plan.

     The Company will pay all expenses incident to establishing and administering the Plan and purchasing or issuing Shares, except the costs associated with the issuance of Share certificates.

     5. Offering Periods. Prior to January 1, 2000, the Plan will be implemented by annual Offerings which shall be consecutively numbered. Effective January 1, 2000, the Plan will be implemented by quarterly Offerings. Each Offering, if authorized by the Board (or by the Committee in the event the Board shall by resolution delegate such authority to the Committee), shall commence on each January 1, April 1, July 1 and October 1, and shall continue through the last business day of the second month thereafter, or as provided in Paragraph 17 herein. Only one Offering may be in effect at any one time. Participation in any Offering under the Plan shall neither limit nor require participation in any other Offering. In no event shall an Option be exercised after the expiration of five years from the date the Option is granted.

     6. Number of Shares Which May be Purchased. Each Eligible Employee shall be granted an Option to purchase as many shares of Stock as the amount of his accrued payroll deductions at the end of any Offering can purchase, not to exceed the number of Shares determined by dividing the total sum of his authorized payroll deductions for the Purchase Period by the Option price per Share (as set forth in Paragraph 8); provided, that no Employee shall be granted an Option to purchase Shares under this Plan if such Employee, immediately after such Option is granted, owns, or holds Options to purchase, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any of its Subsidiaries; provided, further, no Employee may be granted an Option to purchase Shares which permits his rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries to accrue at a rate which exceeds in any one calendar year $25,000 of the fair market value of the stock determined as of the date the Option to purchase is granted; provided, however, that, subject to the limits set forth in this paragraph, the Committee may set in any Offering a maximum number of Shares for which a Participant may be granted an Option.

     An Employee may elect to purchase less than the total number of Shares which he is entitled to purchase. In the event the total number of Shares included in all Elections to Purchase Shares under any Offering of Shares made under the Plan exceeds the available Shares, the Committee reserves the right to allocate the number of Shares which Participants may purchase in such manner as it deems fair and equitable, and notify each Participant of such allocation.

     All shares included in any Offering under this Plan which are not issued shall be available for inclusion in any subsequent Offering under this Plan.

     7. Participation in the Plan; Payroll Deductions.

          (a) An Eligible Employee may become a Participant by completing an Election to Purchase Shares and filing it with the Plan Supervisor no later than the Subscription/Enrollment Deadline. No Election to Purchase Shares will be accepted from an individual who is not on the active payroll of an Employer on the Subscription/Enrollment Deadline. Once an Employee has enrolled in the Plan, he will remain a Participant until: (i) he withdraws from the Plan, or (ii) he ceases to be an Employee of an Employer. An Eligible Employee who has withdrawn from the Plan must wait until the next Offering before re-enrolling in the Plan.

          (b) If a newly hired Eligible Employee completes an Election to Purchase Shares and files it with the Plan Supervisor no later than his initial Subscription/Enrollment Deadline (as described in Paragraph 2.(t)), such Employee shall be a Participant as of the first payroll period beginning after the date he files his Election to Purchase Shares. Otherwise, such Employee may not become a Participant until the next Purchase Period after his initial Subscription/Election Deadline, provided he files an Election to Purchase Shares no later than the Subscription/Election Deadline for such Purchase Period.

          (c) Payroll deductions for a Participant shall be made through the end of a Purchase Period unless sooner terminated by a cancellation of Election to Purchase Shares as provided in Paragraphs 6, 13, 14, 16 or 17 herein. Payroll deductions shall be specified in dollar amounts from a minimum of $20 per month to a maximum of $25,000 per Plan Year. Such deductions shall be in uniform amounts in conformity with the Employee's payroll deduction schedule. There shall be no rights of prepayment.

          (d) At the end of each Purchase Period, accrued payroll deductions made for each Participant will be applied to the purchase of shares of Common Stock, including fractional shares, at the purchase price determined under Paragraph 8 herein. In no event shall any right to purchase Common Stock under the Plan be exercised for more than the available number of Shares, and, after the available Shares have been purchased, any remaining balance of any amount previously collected from the Participant shall be refunded.

     8. Option Price. Except as otherwise provided herein, the Option price per Share shall be 85% of the Closing Price on the Date of Purchase ("Purchase Date Price"); provided that the Option price will in no event be less than the par value per Share. In no event shall the Option price per Share be less than the lesser of (a) 85% of the fair market value of the Stock at the time an Option is granted, or (b) 85% of the fair market value of the Stock at the time an Option is exercised.

     9. Interest on Payments. No interest shall accrue or be paid on sums withheld from a Participant's pay for purchase of Shares.

     10. Rights as Stockholder. A Participant will not become a stockholder, and will have no rights as a stockholder, with respect to Shares being purchased under this Plan until after Shares are purchased and an entry of the book Shares in the Participant's name is made by the Plan Administrator. Subject to Paragraph 12, a certificate for the Shares purchased will be issued to a Participant upon his request providing the Participant shall be required to pay all costs associated with the issuance of any certificates.

     11. Option to Purchase Shares Not Transferable. A Participant's Option may not be sold, pledged, assigned or transferred in any manner and is exercisable during his lifetime only by him. If this provision is violated, the right of the Participant to purchase Shares shall terminate and the only right remaining to such Participant under the Plan will be to have paid over to the person entitled thereto the amount of accrued payroll deductions then credited to such Participant.

     12. Transfer of Shares to Employee After Purchase Period. Unless an Election to Purchase Shares is canceled as provided herein or by operation of law prior to the close of business on the last trading day of the Purchase Period, the Participant's Option will be automatically exercised for him at such time. At any time after the expiration of 180 days after the last trading day of the Purchase Period, the Participant may request, by written notice delivered to the Plan Supervisor, that the Shares be issued in the name of the Participant as it appears on the records maintained by the Plan Supervisor. The Participant may direct by written notice delivered to the Plan Supervisor that such Shares be issued in the names of the Participant and one such other person as may be designed by the Participant, as joint tenants with rights of survivorship, to the extent permitted by applicable law.

     13. Cancellation of Election to Purchase Shares. A Participant may (at any time prior to the close of business on the last trading day of the Purchase Period) cancel his election to Purchase Shares and withdraw from the Offering by filing the prescribed notification form with the Plan Supervisor. The notice of cancellation shall be effective upon receipt and be irrevocable. A Participant has no right with respect to the Shares for which his election is canceled. He will receive in cash, as soon as practicable after receipt of the notice of cancellation, the amount of accrued payroll deductions with respect to such canceled Election to Purchase Shares.

     14. Change or Suspension of Payroll Deductions. A Participant may, at any time during a Purchase Period, increase or decrease the amount of his payroll deductions to be paid for shares of Common Stock under his Election to Purchase Shares but not to an amount less than the minimum dollar amount or greater than the maximum dollar amount determined under Paragraph 7.(c) herein, by filing a written notification with the Plan Supervisor. Such change shall be prospective only and effective as soon as practicable.

     A Participant may suspend his payroll deduction without withdrawing from the Offering at any time during the Purchase Period by filing the prescribed form with the Plan Supervisor. Such change shall be prospective only and effective as soon as practicable. Once suspended, payroll deductions may not be resumed during the remainder of the Purchase Period. All amounts received to the date of suspension will be applied to the purchase of Stock on the Date of Purchase.

     15. Purchase Period Limitation. In no event shall a Participant be permitted to complete payment for or to exercise an Option to purchase Shares after the expiration of the Purchase Period pertaining to the Option.

     16. Termination of Employment. If, prior to the last trading day of a Purchase Period, a Participant ceases to be employed by the Company or a Subsidiary for any reason (including death, retirement and involuntary termination, with or without cause), his Election to Purchase Shares shall be deemed to have been canceled as to the last business day of the month preceding the month in which termination occurs. The Participant's or his legal representative's only right will be to receive in cash the total amount of accrued payroll deductions during the Purchase Period as soon as practicable after his termination of employment.

     17. Changes in Capitalization.

          (a) The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the Company's stockholders to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

          (b) The shares with respect to which Options may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the number of shares of Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the Option price per Share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the Option price per Share shall be proportionately increased.

          (c) If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise of an Option theretofore granted, the optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Stock as to which such Option shall then be exercisable, the number and class of shares of stock and securities to which the optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the optionee had been the holder of record of the number of shares of Stock as to which such Option is then exercisable. If (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities, (ii) during any period of two consecutive years (not including any period prior to the effective date of this Plan), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in (i), (iii) or (iv) of this Paragraph 17.(c)) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason other than normal retirement, death or disability to constitute at least a majority thereof, (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other person, other than
               (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities for the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or
               (2) a merger in which the Company is the surviving entity but no "person" (as defined above) acquires more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities, or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect) (each such event described in clauses
               (i), (ii), (iii) and (iv) is referred to herein as a "Corporate Change"), then effective as of a date (selected by the Committee) within (a) ten days after the approval by the stockholders of the Company of such merger or consolidation, plan of complete liquidation, or sale or disposition of assets, or (b) thirty days after a Corporate Change of the type described in clause (i) or
               (iii), the Committee, acting in its sole discretion without the consent or approval of any optionee, shall effect one of the following alternatives: (1) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified Date of Purchase (before or after such Corporate Change) fixed by the Committee, after which specified Date of Purchase all unexercised Options shall be canceled, (2) require the mandatory surrender to the Company by selected optionees of some or all of the outstanding Options held by such optionees as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Options and pay to each optionee an amount of cash per Share equal to the excess of the amount calculated in Subparagraph (d) below (the "Change of Control Value") of the Shares subject to such Option over the Option price of such Options for such Shares, (3) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding) or (4) provide that thereafter upon any exercise of an Option theretofore granted the optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Stock as to which such Option shall then be exercisable, the number and class of shares of stock or other securities or property to which the optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution the optionee had been the holder of record of the number of shares of Stock as to which such Option is then applicable. Notwithstanding anything herein to the contrary, if a Corporate Change occurs and, in connection with or as a result of such Corporate Change, neither William V. Morgan nor Richard D. Kinder holds or continues to hold the office of Chairman or Vice Chairman of the Company, all Options granted hereunder shall immediately become fully exercisable.

               Notwithstanding anything herein to the contrary, with respect any Option granted prior to January 1, 2000, a "Corporate Change" shall occur if (i) the

               Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company),
               (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company), (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Securities Exchange Act of 1934, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of voting stock of the Company, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board.

          (d) For the purposes of clause (2) in Subparagraph 17.(c) above, the "Change of Control Value" shall equal the amount determined in clause (i), (ii) or (iii), whichever is applicable, as follows:
               (i) the price per Share offered to stockholders in any such merger, consolidation, sale of assets or dissolution transaction,
               (ii) the price per Share offered to stockholders in any tender offer or exchange offer whereby a Corporate Change takes place, or (iii) if such Corporate Change occurs other than pursuant to a tender or exchange offer, the Closing Price as of the date determined by the Committee to be the date of cancellation and surrender of such Options, which date shall also be deemed to be the Date of Purchase of such Options for purposes of determining the Purchase Date Price. In the event that the consideration offered to stockholders in any transaction described in this Subparagraph 17.(d) or Subparagraph 17.(c) above consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

          (e) Any adjustment provided for in Subparagraphs 17.(b) or 17.(c) above shall be subject to any required stockholder action.

          (f) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Options theretofore granted or the Option price per Share.

     18. Option Agreements. Each Option may be evidenced by a separate option agreement containing such terms and conditions, consistent with this Plan, as may be approved by the Committee. The terms and conditions of the respective option agreements need not be identical.

     19. Application of Funds.

          (a) The Company will maintain payroll deduction records for each Eligible Employee who elects pursuant to the provisions of Paragraph 7 herein to participate in an Offering under the Plan on which all payroll deductions attributable to that Participant with respect to a Purchase Period will be credited.

          (b) Amounts thus credited will be under the control of the Company, may be maintained or controlled as a single fund or account, and may be used for any corporate purpose. Amounts credited for employees of Subsidiaries will be remitted to the Company from time to time.

          (c) In the event that any law or regulation, in the opinion of counsel for the Company, may prohibit the handling or use of all or any part of the funds in the manner contemplated by the Plan, the Company may deal with such funds in any lawful manner it may deem advisable, including the deposit of any such funds in a bank account(s) opened for Participants.

     20. Governmental Approvals or Consents; Amendments or Termination. This Plan and any offering and sales to Employees and Participants under it are subject to any governmental approvals or consents that may be or become applicable in connection therewith. Except as otherwise provided herein, the Board may terminate or make such changes in the Plan and include such terms in any Offering under this Plan as may be necessary to desirable, in the opinion of the Company's counsel, to comply with the rules or regulations of any governmental authority or any national securities exchange, or to be eligible for tax benefits under the Code or the laws of any state, or for any other reason; provided that no termination or amendment may adversely affect the rights of any Participant without his consent, may affect Options previously granted, or may make any change in an Option theretofore granted which would adversely affect the rights of any Participant; and provided, further, that the Board may not make any amendment which would materially increase the benefits accruing to Participants under the Plan, increase the aggregate number of Shares which may be sold hereunder, change the designation of corporations whose employees may be offered Options under the Plan, or which would otherwise require the approval of the Company's shareholders to comply with Rule 16b-3, any rule promulgated by the New York Stock Exchange, or any other applicable laws, without approval of the stockholders of the Company.

     21. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Plan Supervisor in the form specified by the Committee.

     22. Plan History. The Plan was originally adopted by the Board on November 21, 1989. The Plan was approved by the Company's shareholders on March 29, 1990, and the Plan commenced on April 2, 1990. The Plan was amended and restated, effective November 1, 1996.

     23. Word Usage. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of the Plan dictates, the plural shall be read as the singular and the singular as the plural.

     24. Headings. Headings at the beginning of paragraphs are for the convenience of reference, shall not be construed as a part of the Plan, and shall not influence its construction.

     25. Employment Not Guaranteed. Nothing contained in this Plan or any modification or amendment to the Plan, or the granting or exercise of any Option, or the payment of any other benefit hereunder, shall give any Employee, Participant or any beneficiary of an Employee or Participant any right to continue employment, any legal or equitable right against the Company or any of its Subsidiaries, its directors, officers, employees or agents, the Committee, the Plan Supervisor or any other persons, except as expressly provided by the Plan or by separate option agreements.

     26. Equal Rights and Privileges. All Eligible Employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Code Section 423 or any successor provision of the Code and related regulations. Any provision of the Plan which is inconsistent with Code Section 423 or any successor provision of the Code shall without further act or amendment by the Company be reformed to comply with the requirements of Code Section 423. This Paragraph 26 shall take precedence over all other provisions in the Plan.

     27. Discontinuance. The Board may at any time terminate, withdraw, suspend, modify, or amend the Plan. Except as otherwise provided herein, no such termination or amendment may adversely affect the rights of any Participant without his consent, may affect Options previously granted, may make any change in an Option theretofore granted which would adversely affect the rights of any Participant, nor may an amendment be made without the prior approval of the Company's stockholders if such amendment requires the sale of more Shares than is authorized under the Plan, materially increases the benefits accruing to Participants under the Plan, or changes the designation of corporations whose employees may be offered Options under the Plan. Although it is presently contemplated that Offerings will be made under the Plan each year when Shares are available, the Company shall not be obligated to any Employee, Participant or other person whatsoever to make any Offering under the Plan, or having made any Offering or Offerings, to make any further Offering or Offerings under the Plan.

     28. Governing Law. This Plan and all option agreements entered into under the Plan shall be construed in accordance with and shall be governed by the laws of the State of Texas, except as provided by the Code.

     29. Severability. The provisions of this Plan shall be severable. If any provision is found to be unenforceable, the balance of the Plan shall remain in effect.

     IN WITNESS WHEREOF, the Company has executed this Plan to be effective as amended and restated herein on January 1, 2000.

                                  COMPANY:

                                  KINDER MORGAN, INC.


                                  By:
                                        ----------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                        ----------------------------------------

                       _ _                                              |
[X] PLEASE MARK YOUR  |                                                 |
    VOTES AS IN THIS  |                                                 |
    EXAMPLE.                                                            |_ _ _ _


      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE
                              FOLLOWING PROPOSALS:

                    FOR        WITHHELD      Nominees: 01. Richard D. Kinder
1. Election of      [ ]          [ ]                   02. Edward H. Austin, Jr.
   Directors                                           03. William J. Hybl
                                                       04. Ted A. Gardner

   For, except vote withheld from the following nominee(s):


   ----------------------------------------------------------



                                                 FOR       AGAINST      ABSTAIN
   2.  A proposal to amend and restate our       [ ]         [ ]          [ ]
       1994 K N Energy, Inc. Long Term
       Incentive Plan;

   3.  A proposal to amend and restate our       [ ]         [ ]          [ ]
       K N Energy, Inc. 1999 Stock Option Plan;

   4.  A proposal to amend and restate our       [ ]         [ ]          [ ]
       1992 Nonqualified Stock Option Plan
       for Non-Employee Directors;

   5.  A proposal to ratify and approve our      [ ]         [ ]          [ ]
       2000 Annual Incentive Plan;

   6.  A proposal to amend our K N Energy, Inc.  [ ]         [ ]          [ ]
       Employees Stock Purchase Plan; and

   7.  A proposal to ratify and approve the      [ ]         [ ]          [ ]
       selection of PricewaterhouseCoopers
       LLP as our auditors for 2000.

   Check this box if you have comments or a change [ ] of address and use the back of this card.

   Check this box if you want to attend [ ] and vote at the meeting.




SIGNATURE(S)                                     DATE
             -----------------------------------      --------------------------

NOTE: Your signature should conform with your name as printed above.

--------------------------------------------------------------------------------
Detach Proxy Card Here If You Are Voting by Mail and Return in Enclosed Envelope





               KINDER MORGAN, INC.-- ANNUAL MEETING-- May 9, 2000

            KINDER MORGAN, INC. NOW OFFERS PHONE OR INTERNET VOTING
                         24 hours a day, 7 days a week


--------------------------------------------------------------------------------
 On a touch-tone phone call toll-free 1-877-PRX-VOTE (1-877-779-8683). You will hear these instructions.
--------------------------------------------------------------------------------

~ Enter the last four digits from your social security number.
~ Enter the control number from the box above, just below the perforation. ~ You will then have two options:
         OPTION 1:  To vote as the Board of Directors recommends on the proposals; or
         OPTION 2:  To vote on the proposals separately.
~ Your vote will be repeated to you and you will be asked to confirm it.

--------------------------------------------------------------------------------
 Log onto the Internet and type http://www.eproxyvote.com/kmi
--------------------------------------------------------------------------------
~ Have your proxy card ready and follow the instructions.
~ You will be able to elect to receive future mailings via the Internet.

Your electronic vote authorizes the proxies named on the reverse side of this card to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

IF YOU HAVE VOTED BY PHONE OR INTERNET, PLEASE DO NOT RETURN THE PROXY CARD.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                              KINDER MORGAN, INC.

 P The undersigned, whose signature appears on the reverse, hereby appoints RICHARD D. KINDER and JOSEPH LISTENGART and each of them, proxies with full power of substitution for and in the name of the undersigned to vote all the shares of Common Stock of KINDER MORGAN,
 R INC. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on May 9, 2000, and at any and all adjournments thereof, on all matters that may properly come before the meeting.
 O
         Your shares will be voted as directed on this card. If signed and no direction is given for any item, it will be voted in favor of all items. To vote by telephone or Internet, please see the reverse side of
 X this card. To vote by mail, please sign and date this card on the reverse side, tear off at the perforation, and mail promptly in the enclosed postage-paid envelope.

 Y If you have any comments or a change of address, mark the appropriate box on the reverse side and use the following space:


         -----------------------------------------------------------------------

 |
 |       -----------------------------------------------------------------------
 |

         -----------------------------------------------------------------------

YOUR VOTE IS IMPORTANT. BY RETURNING YOUR VOTING INSTRUCTIONS PROMPTLY, YOU CAN
       AVOID THE INCONVENIENCE OF RECEIVING FOLLOW-UP MAILINGS PLUS HELP
                     THE COMPANY AVOID ADDITIONAL EXPENSES.

                                                              ---------------
                                                              | SEE REVERSE |
                                                              |     SIDE    |
                                                              ---------------

--------------------------------------------------------------------------------
Detach Proxy Card Here If You Are Voting by Mail and Return in Enclosed Envelope



              LOG ONTO OUR WEB SITE AT HTTP://WWW.KINDERMORGAN.COM
                       FOR MORE COMPREHENSIVE INFORMATION!